AGREEMENT AND PLAN OF MERGER
                          ----------------------------

          AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of June 27, 2003, by and among MCE TECHNOLOGIES, INC., a Michigan corporation ("MCE"), MICHAEL J. ENDRES (the "Shareholders' Representative"), on behalf of the Shareholders and Warrantholders of MCE, MCE ACQUISITION CORPORATION, a Michigan corporation ("Acquisition"), and AEROFLEX INCORPORATED, a Delaware corporation ("Aeroflex").

                              W I T N E S S E T H :


          WHEREAS, Acquisition (which is a wholly-owned subsidiary of Aeroflex) desires to merge with MCE and be the surviving corporation after such merger (the "Merger") and MCE also desires that Acquisition merge with MCE upon the terms and conditions set forth herein and in accordance with the Michigan Business Corporation Act (the "BCA"), and that the outstanding shares of common stock, without par value, of MCE (referred to collectively as the "MCE Shares" and individually as an "MCE Share") be converted upon such Merger into the right to receive common stock of Aeroflex ("Aeroflex Common Stock"), par value $.10 per share (Acquisition and MCE sometimes being hereinafter referred to as the "Constituent Corporations" and Acquisition, following the effectiveness of the Merger, as the "Surviving Corporation");

          WHEREAS, simultaneously with the execution and delivery of this Agreement, each of the Warrantholders (as defined herein) holding the warrants to acquire MCE Shares listed on Schedule 2.2(c) (the "Warrants") have entered into an agreement with Aeroflex pursuant to which, among other things, the Warrantholders and Aeroflex have agreed that, at the Effective Time (as defined herein), each of the Warrants shall be exchanged for, and convert into that number of shares of Aeroflex Common Stock into which the MCE Shares underlying such Warrants otherwise would be convertible in accordance with the Exchange Ratio (as defined herein) (each a "Warrant Exchange Agreement" and collectively the "Warrant Exchange Agreements");

          WHEREAS, the parties intend, by executing this Agreement, to qualify as a plan of reorganization within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(D) of the Internal Revenue Code of 1986, as amended; and

          WHEREAS, the respective Boards of Directors of Aeroflex, Acquisition and MCE have approved this Agreement and the Merger.

          NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants, agreements and conditions contained herein, and in order to set forth the terms and conditions of the Merger and the mode of carrying the same into effect, the parties hereto agree as follows:

                                    ARTICLE I
                            PRINCIPAL TERMS OF MERGER

          1.1  Surviving  Corporation.  At the  Effective  Time (as  defined  in
               ----------------------
Section 1.3 hereof), MCE shall be merged with and into Acquisition upon the terms and conditions hereinafter set forth as permitted by and in accordance with the BCA. At the Effective Time, the identity and separate existence of MCE shall cease, and Acquisition shall succeed to all rights, privileges, powers, franchises, properties, assets, debts, liabilities and obligations of MCE in accordance with the BCA.

         1.2      Closing.
                  -------

          (a) Subject to the provisions of Article VII hereof, the closing of the transactions provided for in this Agreement (the "Closing") shall take place in the offices of Kramer, Coleman, Wactlar & Lieberman, P.C., or such other place as the parties may agree, as soon as practicable (and in any event not later than two business days) following the satisfaction or waiver of the conditions set forth in Article VII hereof, or at such other time and place or on such other date as MCE and Acquisition may mutually agree upon (the date and time of such Closing being herein referred to as the "Closing Date").

          (b) Subject to the provisions of Article VII hereof, Acquisition and MCE shall execute a certificate of merger (the "Certificate of Merger") and cause such Certificate of Merger to be filed in accordance with the applicable provisions of the BCA.

          1.3  Effective  Time.  The  Merger  shall  become  effective  when the
               ---------------
Certificate of Merger is filed in accordance with the applicable provisions of the BCA (or at such later time specified as the effective time in the Certificate of Merger), which Certificate of Merger shall be submitted for filing as soon as practicable after the Closing. The date and time when the Merger shall become effective are herein referred to as the "Effective Time."

          1.4   Articles  of   Incorporation   and  Bylaws.   The   Articles  of
                ------------------------------------------
Incorporation and Bylaws of Acquisition shall be the Articles of Incorporation and Bylaws of the Surviving Corporation from and after the Effective Time, until thereafter amended as provided by law; provided, however, that the Articles of Incorporation of Surviving Corporation shall be amended so that the name of Surviving Corporation shall be "Aeroflex MCE Technologies, Inc".

          1.5 Directors and Officers.  The directors and officers of Acquisition
              ----------------------
immediately prior to the Effective Time shall be the initial directors and officers of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified. Immediately after the Effective Time, Aeroflex and Acquisition shall cause the individuals listed on Schedule 1.5 to be elected to the offices of Surviving Corporation listed on such Schedule.

          1.6 Approval of MCE Shareholders.  MCE shall take all action necessary
              ----------------------------
in accordance with applicable state law, its Articles of Incorporation and Bylaws and the terms of this Agreement to obtain shareholder approval of this Agreement, the Pledge Escrow Agreement, and the authorization of the Merger as soon as reasonably possible.

                                   ARTICLE II
                       STATUS AND CONVERSION OF SECURITIES

          2.1 Status and Conversion of Shares.  At the Effective Time, by virtue
              -------------------------------
of the Merger and without any action on the part of the holders thereof:

          (a) Any MCE Shares held by MCE as treasury shares shall be cancelled and retired.

          (b) Each then outstanding MCE Share remaining at the Effective Time (other than MCE Shares to be cancelled in accordance with Section 2.1(a) hereof) shall be converted into the right to receive that number of shares of Aeroflex Common Stock equal to the Exchange Ratio. No fraction of a share of Aeroflex Common Stock will be issued by virtue of the Merger, but, in lieu thereof, each holder of MCE Shares who would otherwise be entitled to a fraction of a share of Aeroflex Common Stock (after aggregating all fractional shares to be received by such holder) shall receive from Aeroflex a number of shares of Aeroflex Common Stock rounded up or down to the nearest whole share.

          (c) In accordance with Section 762(2)(b) of the BCA, upon the adoption and approval of this Agreement and the authorization of the Merger by the Shareholders in accordance with the BCA, no Shareholder of MCE who is entitled to receive Aeroflex Common Stock upon the conversion of such Shareholder's MCE Shares as described in Section 2.1(b) shall have the right to elect to dissent and demand payment of the fair value for any or all of such MCE Shares.

        2.2      MCE Stock Options; Warrants.  At the Effective Time:
                 ---------------------------

          (a) all outstanding options to purchase MCE Shares under the 1996 Stock Option Plan, as amended, of MCE (referred to collectively as the "1996 Options" and individually as a "1996 Option") not exercised as of the Effective Time shall be converted by Aeroflex into options to purchase shares of Aeroflex Common Stock in accordance with Section 6.3(i) hereof, and

          (b) all outstanding options to purchase MCE Shares under the 2000 Stock Incentive Plan of MCE (referred to collectively as the "2000 Options" and individually as a

"2000 Option") not exercised as of the Effective Time shall be canceled.

          (c) pursuant to the terms of the Warrant Exchange Agreements, each of the Warrants listed on Schedule 2.2(c) shall be exchanged for, and convert into that number of shares of Aeroflex Common Stock into which the MCE Shares underlying such Warrants otherwise would be convertible in accordance with the Exchange Ratio.

         2.3      Exchange Procedures.
                  -------------------

          (a) Promptly after the Effective Time, Aeroflex shall cause American Stock Transfer and Trust (the "Exchange Agent") to mail to each holder of record (as of the Effective Time) of a certificate or certificates (the "MCE
Certificates") which immediately prior to the Effective Time represented outstanding MCE Shares that were converted into the right to receive shares of Aeroflex Common Stock pursuant to Section 2.1(b), the following:

               (i) a letter of transmittal (which shall specify that delivery shall be effected,and risk of loss and title to the MCE Certificates shall pass, only upon delivery of the MCE Certificates to the Exchange Agent accompanied by a properly executed letter of transmittal and shall be in such form and have such other provisions as Aeroflex may reasonably specify) and

               (ii) instructions for use in effecting the surrender of the MCE Certificates in exchange for certificates representing shares of Aeroflex Common Stock pursuant to Section 2.1(b). Upon surrender to the Exchange Agent of one or more MCE Certificates for cancellation, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holder of such MCE Certificate(s) shall be entitled to receive in exchange therefor a certificate representing the number of whole shares of Aeroflex Common Stock which such holder has the right to receive pursuant to Section 2.1(b), subject to Section 2.9 and such Shareholder's obligation to pledge to Aeroflex and deliver to the Escrow Agent accordingly in respect of the Shareholders Indemnity Obligations, 40% of such shares of Aeroflex Common Stock to be received rounded up or down to the nearest whole share (the "Escrow Share Allocation").

          (b) Upon surrender to Aeroflex of the Warrants in accordance with the terms of the Warrant Exchange Agreements, the holder of such Warrant(s) shall be entitled to receive in exchange therefor a certificate representing the number of whole shares of Aeroflex Common Stock which such holder has the right to receive pursuant to Section 2.2(c), subject to Section 2.9 and such Warrantholder's obligation (as set forth in the Warrant Exchange Agreements) to pledge to Aeroflex and deliver accordingly to the Escrow Agent in respect of the Shareholder's Indemnity Obligations, the Escrow Share Allocation.

          (c) Until so surrendered, each outstanding MCE Certificate and Warrant will be deemed from and after the Effective Time, for all corporate purposes, to evidence the ownership of the number of full shares of Aeroflex Common Stock into which such MCE Shares or Warrants, as the case may be, shall have been so converted.

           2.4 Distributions With Respect to Unexchanged Shares. No dividends or
             ------------------------------------------------
other distributions declared or made after the date of this Agreement with respect to Aeroflex Common Stock with a record date after the Effective Time will be paid to the holder of any unsurrendered MCE Certificate with respect to the shares of Aeroflex Common Stock represented thereby until the holder of record of such MCE Certificate shall surrender such MCE Certificate. Subject to applicable law, following surrender of any such MCE Certificate, there shall be paid to the record holder thereof certificates representing whole shares of Aeroflex Common Stock issued in exchange therefor, without interest, along with the amount of dividends or other distributions with a record date after the Effective Time payable with respect to such whole shares of Aeroflex Common Stock.

         2.5 Transfers of Ownership. If any certificate for shares of Aeroflex
             ----------------------
Common Stock is to be issued in a name other than that in which the MCE Certificate surrendered in exchange therefor is registered, it will be a condition of the issuance thereof that the MCE Certificate so surrendered will be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange will have paid to the Exchange Agent any transfer or any other taxes required by reason of the issuance of a certificate for shares of Aeroflex Common Stock in any name other than that of the registered holder of the MCE Certificate surrendered, or established to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.

          2.6 No  Further  Ownership  Rights in Shares.  All shares of  Aeroflex
              ----------------------------------------
Common Stock (including dividends and distributions thereon) issued upon the surrender for exchange of MCE Certificates in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to the MCE Shares, and there shall be no further registration of transfers on the records of the Surviving Corporation of MCE Shares which were outstanding immediately prior to the Effective Time. If after the Effective Time, MCE Certificates are presented to the Surviving Corporation for any reason, they shall, when accompanied by proper documentation, be exchanged and canceled as provided in this Article II.

          2.7  Lost,  Stolen  or  Destroyed  Certificates.  In the event any MCE
               ------------------------------------------
Certificates shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed MCE Certificates, upon the making of an affidavit of that fact by the holder thereof, such whole number of shares of Aeroflex Common Stock into which the MCE Shares evidenced thereby shall have been converted; provided, however, that Aeroflex may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed MCE Certificates to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against Aeroflex, Surviving Corporation or the

Exchange Agent with respect to the MCE Certificates alleged to have been lost, stolen or destroyed.

          2.8 No Liability. None of Aeroflex, Surviving Corporation or any other
              ------------
party hereto shall be liable to a holder of MCE Shares or shares of Aeroflex Common Stock for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

          2.9 Escrow. At the Closing, Aeroflex shall arrange for the delivery to
              ------
and in the name of the Escrow Agent Certificates for that number of shares of Aeroflex Common Stock representing the Escrow Share Allocations for the Shareholders and the Warrantholders who are entitled pursuant to Sections 2.1(b) and 2.2(c) of this Agreement, respectively, to receive Aeroflex Common Stock in connection with this Merger (the total of such Escrow Share Allocations being referred to collectively herein as the "Escrow Shares"), which shall be held and released by the Escrow Agent for a period of four (4) years following the Closing Date pursuant to, and in accordance with, the terms and conditions of the Pledge Escrow Agreement. Shares of the Escrow Shares having an aggregate value of $150,000, based upon the Per Share Price of the Aeroflex Common Stock (the "Reimbursement Shares"), shall constitute a fund for reimbursing the Shareholder's Representative for expenses in accordance with the terms of
Section 9.11 of this Agreement and of the Pledge Escrow Agreement.

                                   ARTICLE III
                            CERTAIN EFFECTS OF MERGER

          3.1 Effect of Merger.  At and after the Effective  Time,  the separate
              ----------------
existence of MCE shall cease, the MCE Shares shall cease to exist (except as evidence of the right of the holder thereof to receive Aeroflex Common Stock therefor in accordance with the terms hereof), and all rights, privileges, powers and franchises, and all property, tangible and intangible, of Acquisition and of MCE shall transfer to, vest in and devolve on the Surviving Corporation without further act or deed. Confirmatory deeds, assignments, or similar instruments to evidence such transfer may be executed and delivered at any time in the name of MCE or Acquisition by MCE's last acting officers or by the appropriate officers of the Surviving Corporation. Subject to the terms of
Section 6.3(e), the Surviving Corporation shall be liable for all of the debts and obligations of Acquisition and MCE. Any existing claim, action or proceeding pending by or against Acquisition or MCE may be prosecuted to judgment as if the Merger had not taken place or, on motion of the Surviving Corporation, the Surviving Corporation may be substituted as a party, and any judgment against Acquisition or MCE shall constitute a lien on the property of the Surviving Corporation. The Merger shall not impair the rights of creditors or any liens on the property of either MCE or Acquisition.

          3.2 Further  Assurances.  If at any time after the Effective  Time the
              -------------------
Surviving

Corporation shall consider or be advised that any further deeds, assignments or assurances in law or any other acts are necessary, desirable or proper (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, the title to any property or right of the Constituent Corporations acquired or to be acquired by reason of, or as a result of, the Merger, or (b) otherwise to carry out the purposes of this Agreement, the Constituent Corporations agree that the Surviving Corporation and its proper officers and directors shall and will execute and deliver all such property, deeds, assignments and assurances in law and do all acts necessary, desirable or proper to vest, perfect or confirm title to such property or right in the Surviving Corporation and otherwise to carry out the purposes of this Agreement, and that the proper officers and directors of the Constituent Corporations and the proper officers and directors of the Surviving Corporation are fully authorized in the name of the Constituent Corporations or otherwise to take any and all such action.


                                   ARTICLE IV
                      REPRESENTATIONS AND WARRANTIES OF MCE

         MCE represents and warrants to Aeroflex and Acquisition as of the date hereof as follows:

         4.1      Organization and Authority.
                  --------------------------

          MCE and each of its subsidiaries (sometimes referred to herein as the "Company" or as "MCE and its subsidiaries") is a corporation or other entity, as the case may be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, as the case may be, as set forth in Schedule 4.1, with all requisite corporate or other entity-related power and authority, as the case may be, to own, operate and lease its properties and to carry on its business as now being conducted. MCE and each of its subsidiaries is duly licensed or qualified to do business and is in good standing in each jurisdiction set forth on Schedule 4.1 hereto, which, except as set forth in Schedule 4.1, are all the jurisdictions in which MCE or its subsidiaries is required to be so qualified or licensed, except where failure to be so qualified or licensed would not have a Material Adverse Effect on the Company. For clarity, any reference in this Agreement to a Material Adverse Effect on or affecting the Company shall be deemed to mean a Material Adverse Effect on MCE and its subsidiaries taken as a whole.

         4.2      Authorization of Agreements.
                  ---------------------------

          MCE has the corporate power to enter into this Agreement and, subject to the approval of the Merger by the shareholders of MCE, to carry out the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the Merger and the transactions contemplated hereby have been duly approved and authorized by the Board of

Directors of MCE and the Board of Directors of MCE has recommended that holders of MCE Shares adopt this Agreement and approve the Merger. Except for the adoption of this Agreement and approval of the Merger by the shareholders of MCE, no other corporate acts or proceedings on the part of MCE are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby. Subject to the approval of the Merger by the shareholders of MCE, this Agreement constitutes the valid and legally binding obligation of MCE enforceable against MCE in accordance with its terms, except as the enforcement thereof may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally now or hereafter in effect and subject to the application of equitable principles and the availability of equitable remedies.

         4.3      Capital Stock.
                  -------------

          The authorized, issued and outstanding capital stock of all classes of the Company are set forth on Schedule 4.3. Except as set forth in Schedule 4.3, there has not been any change in the authorized, issued and outstanding capital of MCE or its subsidiaries from and after December 31, 2002. All of the outstanding capital stock of MCE and its subsidiaries has been duly authorized and is validly issued, fully paid and nonassessable. All outstanding capital stock and any other outstanding securities of MCE and its subsidiaries were issued in compliance with all federal and state securities laws. The lawful and registered owners (and their addresses) of all shares of the capital stock of MCE and its subsidiaries and the number of shares held by each is as indicated on Schedule 4.3 hereto. Except as set forth on Schedule 4.3, and as contemplated by this Agreement, there are no rights, subscriptions, warrants, options, conversion rights, commitments or agreements of any kind authorized or outstanding to purchase or otherwise acquire from the Company, and to the knowledge of the Company, the shareholders of the Company, or any other Person, any capital stock, or other securities or obligations of any kind convertible into or exchangeable for any capital stock, of any class of capital stock of the Company or any other equity interest in the Company. Except as set forth in
Schedule 4.3 and except for the Shareholders Voting Agreements, and the Warrant Exchange Agreements, there is no proxy, or any agreement, arrangement or understanding of any kind authorized or outstanding which restricts, limits or otherwise affects the ability to transfer or the right to vote any of the MCE Shares or other securities of the Company.

          4.4 No Conflicts.  Except as set forth in Schedule 4.4, the execution,
              ------------
delivery and performance of this Agreement, any other agreement or document contemplated herein or therein and the consummation of all of the transactions contemplated hereby and thereby:

               (i) do not and will not require the consent, waiver, approval, license, designation or authorization of, or declaration with, any Person or court to which the Company is subject or any governmental authority or agency; and

               (ii) do not and will not, with or without the giving of notice or the passage of time or both, violate or conflict with or result in a breach of any provision of, or constitute a default under, or accelerate or permit the acceleration of the performance required by the terms of, or result in the creation of any mortgage, security interest, claim, lien, charge or other encumbrance upon any of the assets of the Company pursuant to, or otherwise give rise to any liability or obligation under, (i) the articles or articles of incorporation or by-laws of MCE or its subsidiaries, or (ii) any Scheduled Contract or any order, judgment, decree, or any statute or regulation, to which the Company is a party or by which the Company or any of its assets may be bound; and

               (iii) will not terminate or result in the termination of any such material agreement or instrument, or in any way affect or violate the terms and conditions of, or result in the cancellation, modification, revocation or suspension of, any material rights of the Company.

         4.5      Financial Statements.
                  --------------------

          (a) Attached hereto as Schedule 4.5(a) are the Financial Statements of the Company. For the relevant periods and dates, the Financial Statements:

               (i) present fairly in all material respects the financial position of the Company at such dates and the results of operations and cash flows for the respective periods ended on such dates; and

               (ii) were prepared in conformity with GAAP consistently applied, subject, in the case of interim statements, to the absence of footnotes and normal recurring year end adjustments.

          (b) The books and records of the Company are complete and correct in all material respects.

          (c) Other than as and to the extent disclosed or reserved against in the consolidated balance sheet of the Company dated March 31, 2003 (the "Latest Balance Sheet"), disclosed in Schedule 4.5(c) or otherwise disclosed in this Agreement or in the Schedules hereto, the Company has no liabilities, commitments or obligations of any nature whatsoever (whether accrued, absolute, contingent, known, unknown, asserted, unasserted or otherwise, and whether due or to become due), except (i) liabilities, commitments and obligations incurred in the Ordinary Course of Business since the date of such Latest Balance Sheet, and (ii) liabilities, commitments and obligations which are not required to be disclosed in accordance with GAAP.


         4.6      Taxes.
                  -----

          (a) True and correct copies of the Company's federal income and state income and single business tax returns for the years ended 2001 and 2002 have been delivered to

Aeroflex. All tax returns (including information returns) required by any jurisdiction to have been filed by or with respect to the Company have been timely filed, taking into account any extensions, and each such return is true, correct and complete. Schedule 4.6 sets forth each jurisdiction in which the Company is required to file tax returns.

          (b) Except as set forth in Schedule 4.6, all liabilities of the Company to any jurisdiction for taxes of every kind and nature, including interest thereon and penalties with respect thereto (collectively "Taxes") relating to any period ending on or prior to March 31, 2003 have been timely paid by the Company or are accrued and provided for in the Latest Balance Sheet. Any liability for Taxes incurred by the Company since December 31, 2002 was incurred in the Ordinary Course of Business.

          (c) Except as set forth in Schedule 4.6, the U.S. federal income tax returns, Michigan single business tax returns and other state and foreign income tax returns of the Company have not been audited by the Internal Revenue Service or other taxing authority since inception. Neither the Internal Revenue Service nor any state, local or other taxing authority has proposed any additional taxes, interest, surcharges, fines or penalties with respect to the Company or any of its operations or business; there are no pending or, to the knowledge of the Company, threatened tax claims or assessments; and there are no pending or, to the knowledge of the Company, threatened tax examinations by any taxing authorities.

          (d) The Company has not given any waivers of rights (which are currently in effect) under applicable statutes of limitations with respect to the federal income tax returns for any fiscal year. The Company has not consented to the application of Section 341(f) of the Code.

          (e) Except as set forth on Schedule 4.6, the Company currently is not the beneficiary of an extension to file any federal, state, local or foreign returns.

          (f) The Company has created and preserved all records required to be created and preserved in connection with all federal, state, local or foreign tax returns filed by the Company.

          (g) Except as disclosed in Schedule 4.6, the Company is not a party to or bound by any tax indemnity, tax sharing or tax allocation agreement.


         4.7      No Adverse Changes.  Except as disclosed in Schedule 4.7,
                  ------------------
since December 31, 2002:

          (a) the business of the Company has been conducted only in the Ordinary Course of Business;

          (b) there has been no change in the condition (financial or otherwise), assets, liabilities, business, operations, affairs or prospects of MCE or any of its subsidiaries other than changes in the Ordinary Course of Business, none of which singly and no combination of which, in the aggregate, has had a Material Adverse Effect on the Company, and

          (c) there has been no damage, destruction or loss or other occurrence or development, whether or not insured against, which, either singly or in the aggregate, has had a Material Adverse Effect on the Company, and the Company does not have knowledge of any threatened occurrence or development which could have a Material Adverse Effect on the Company.

         4.8 Conduct of Business. Except as disclosed on Schedule 4.8 hereto,
             -------------------
since December 31, 2002, neither MCE nor any of its subsidiaries has:

          (a) created or incurred any liability (absolute, accrued, contingent or otherwise) except unsecured current liabilities incurred in the Ordinary Course of Business; mortgaged, pledged or subjected to any lien or otherwise encumbered any of its assets, tangible or intangible, except for Permitted Liens;

          (b) discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute, accrued, contingent or otherwise) other than current liabilities shown on the Financial Statements as at December 31, 2002 and taxes and current liabilities incurred since December 31, 2002 in the Ordinary Course of Business or under contracts or agreements entered into in the Ordinary Course of Business (other than as a result of any default or breach of, or penalty under, any such contracts or agreements);

          (c) waived, released or compromised any claims or rights of substantial value, or experienced any labor trouble (including without limitation any actual or threatened strike or lock-out) or lost, or to the knowledge of the Company, been threatened with the loss of, any Key Employees or any substantial number of employees;

          (d) entered into any settlement, compromise or consent with respect to any claim, proceeding or investigation;

          (e) sold, assigned, transferred, leased or otherwise disposed of any of its assets, tangible or intangible, or canceled any debts or claims except, in each case, for fair consideration in the Ordinary Course of Business (it being understood that the disposition of any asset, other than inventory, or cancellation of any debt or claim carried on the books at more than $20,000 shall be deemed not to be a disposition or cancellation in the Ordinary Course of Business);

          (f) declared or paid any dividends, or made any other distribution on or in respect of, or directly or indirectly purchased, retired, redeemed or otherwise acquired any shares of its capital stock, paid any notes or open accounts or paid any amount or transferred any asset to any shareholders of MCE owning in excess of 5% of the issued and outstanding MCE Shares, any member of their families or any other holder of any capital stock of MCE or its subsidiaries, except for the payment of dividends on the Series A Preferred Stock in the aggregate amount of $346,112 and the payment of interest on the Series B Subordinated Debt in the aggregate amount of $189,000; through and including June 30, 2003.

          (g) made or become a party to, or become bound by, any contract or commitment or renewed, extended, amended, modified or terminated any contract or commitment which in any one case involved an amount in excess of $20,000 (or in the aggregate an amount in excess of $50,000, but excluding therefrom the amount of contracts for the provision of materials or services entered into in the Ordinary Course of Business);

          (h) issued or sold any shares of its capital stock or any securities convertible into capital stock;

          (i) paid, agreed to pay, or became obligated to pay, conditionally or otherwise, any bonus, extra compensation, pension or severance pay to any of its officers or employees, whether under any existing profit sharing, pension or other plan or otherwise, or increased the rate or altered the form of compensation, not in the Ordinary Course of Business, including without limitation salaries, fees, commission rates, bonuses, profit sharing, incentive, pension, retirement or other similar payments, from that being paid at December 31, 2002 to any of its shareholders, directors, officers or employees;

          (j) entered into any transaction not in the Ordinary Course of Business (except for transactions contemplated by this Agreement);

          (k) made or announced any material change in the form or manner of distribution of any of its products or services, including pricing, ordering supplies and raw materials, shipping finished goods, accepting returns, honoring warranties, invoicing customers, collecting debts and/or creating or reducing any backlog of orders;

          (l) changed any of its accounting methods or principles used in recording transactions on its books or records or in preparing the Financial Statements; or

          (m) entered into any contract or commitment to do any of the foregoing.

         4.9      Title to Assets.
                  ---------------

          (a) Except as disclosed on Schedule 4.9(a), MCE and its subsidiaries have good and marketable title or valid rights to use all of their real and personal property and valid leasehold interests in all real and personal property leased by them, free and clear of all claims, liens, charges, mortgages, pledges, security interests, restrictions and other encumbrances of any kind whatsoever, except for Permitted Liens.

          (b) No instrument, easement, license or grant of record, applicable zoning or building law, ordinance or administrative regulation or other impediment of any kind prohibits or interferes with, limits or impairs, or could, if not permitted by any prior nonconforming use, prohibit or interfere with or limit or impair, the use, operation, maintenance of, or access to, or the value of, the real or personal property owned or leased by the Company, except where any of the foregoing is not reasonably likely to have a Material Adverse Effect on the Company.

          (c) All of the assets and  properties  owned or leased by the  Company
(i) when taken as a whole, are sufficient and adequate to carry on its business as presently conducted; (ii) when taken as a whole, are in good condition and repair, normal wear and tear excepted, and are in a state of maintenance, repair and operating condition required for the operation and use thereof in the Ordinary Course of Business; (iii) comply in all material respects with all applicable federal, state or local laws, ordinances, rules and regulations and with the terms and conditions of all leases and other agreements affecting or relating to any such property; and (iv) are adequate to provide the products and services of the Company in accordance with the requirements of the Company's contracts and the most current requirements of the Company's customers, as the business is conducted currently.

         4.10     Real Property.
                  -------------

          (a) Schedule 4.10 sets forth a true and complete list of all real property owned by the Company and all leases of real property to which the Company is a party ("Real Property"). The Company has provided true and complete copies of all leases, as amended, for the real property currently leased by the Company.

          (b) The Company enjoys quiet possession under all of its leases, each of which is enforceable in accordance with its terms against the lessor thereunder and there is no default on the part of the Company or the lessor under the terms of any of its leases; and no condition exists and no event has occurred which, with or without the passage of time or the giving of notice or both, could constitute such a default. The Company is not aware of any circumstances, including the consummation of this Merger and/or any other transactions contemplated herein, which could restrict or terminate the continued possession and quiet enjoyment of any of such leased property for purposes of its business as currently conducted or constitute a default under any of such leases.

          (c) Except as disclosed on Schedule 4.10, the Company has good and marketable title to, or valid leaseholds in, all structures, plants, leasehold improvements, systems and fixtures located on or in any of the Real Property, free of any liens, mortgages, pledges, security interests, restrictions and other encumbrances of any kind (but subject to the interests of landlords under any applicable leases), except for Permitted Liens, and none of such assets is subject to any agreement, arrangement or understanding for their use by any person other than the Company.

          (d) No work has been performed on, with respect to, or in connection with, any of the Real Property that would cause such Real Property to become subject to any mechanics', materialmen's, workmen's, repairmen's, carriers' or similar liens because of non-payment therefor when due.

          (e) The structures, plants, improvements, systems and fixtures (including, without limitation, storage tanks or other impoundment vessels, whether above or below ground) located on each such parcel of Real Property conform in all material respects with all federal, state and local statutes, laws, ordinances, rules, regulations and similar governmental and regulatory requirements and are in reasonable operating condition and repair, ordinary wear and tear excepted, taking into consideration their respective ages and periods of use.

          (f) Each such parcel of Real Property, in view of the purposes for which it is currently used or for which it is proposed to be used pursuant to existing plans, conforms in all material respects with all covenants or restrictions of record and conforms in all material respects with all applicable building codes, zoning requirements, and fire, public health and environmental requirements, and current, valid certificates of occupancy (or equivalent governmental approvals) have been issued for each item of Real Property. All existing electrical, plumbing, fire sprinkler, lighting, air conditioning, heating, ventilation, elevator, sewage and waste removal and other mechanical systems located in or about the Real Property are in reasonable operating condition and repair, ordinary wear and tear excepted, taking into consideration their respective ages and periods of use.

          (g) The maintenance and operation of items located in or about Real Property are and have been conducted in compliance with the terms and conditions of all leases to which the Company is a party and there are no material maintenance or repair projects required to be undertaken by the Company under the terms of such leases within the first year following the Closing Date. All modifications, alterations and improvements made to any leased property have been made, in all material respects, in accordance with the terms of the pertinent leases and all governmental rules and regulations.

          (h) The Company has the benefit of all easements, rights-of-way and similar rights necessary to conduct its business as presently conducted and to use the items of Real Property as currently used, including, without limitation, easements and licenses for pipelines, power lines, water lines, roadways and other access. All such easements and rights are valid, binding and in full force and effect, any amounts due and payable thereon to date have been paid or have been fully accrued for in the books and records of the Company and the Company is not nor, to the knowledge of the Company, is any other party thereto, in default thereunder, and the Company is not aware of any event or condition affecting the Company, or any other party thereto, which, with the passage of time or the giving of notice or both, would constitute a material default thereunder. No such easement or right will be breached by, nor will any party thereto be given a right of termination as a result of, the transactions contemplated by this Agreement.

          (i) All of the Real Property is occupied solely by the Company and is being used exclusively for, and in connection with, the business operations of the Company.

         4.11     Personal Property.
                  -----------------

          Exclusive of equipment rented for less than one year, Schedule 4.11 hereto sets forth a true and complete list of all items of personal property having an original cost of more than $20,000, owned, used or leased by the Company and valued in accordance with GAAP, the location of each such item and the ownership status thereof. No shortage or damage exists in (i) any raw materials, supplies, work in process or finished goods owned by customers or suppliers of the Company and stored upon the premises of the Company, or (ii) any other items of personal property owned by another for which the Company is accountable to another.

         4.12     Inventory.
                  ---------

          Schedule 4.12 hereto sets forth a summary of all inventory of the Company as of May 31, 2003 valued in accordance with GAAP. The inventory of the Company, together with the assets listed in Schedules 4.10 and 4.11 constitute substantially all of the tangible assets used in the business of the Company. The inventory described in Schedule 4.12 and all additions thereto acquired since May 31, 2003 and now on hand are in all material respects in good condition, of a quality and a quantity usable and saleable in the Ordinary Course of Business and are adequate and appropriate for the business of the Company as now conducted. Obsolete, discontinued, returned, damaged, overage or off-quality items do not constitute a material part of such inventory and are carried on the Latest Balance Sheet at realizable market value. For purposes of this Section 4.12, any inventory two (2) years old or older is deemed to be obsolete consistent with the Company's reserve policy (as summarized in Schedule 4.12) applied on a consistent basis. Except as set forth on Schedule 4.12, finished goods in inventory conform to published or contract specifications, including governmental regulations, are free from defects and are marketable in their current condition.

         4.13     Accounts Receivable.
                  -------------------

          Except as set forth on Schedule 4.13, all accounts receivable shown on the Latest Balance Sheet, or thereafter acquired by the Company have been collected or are current and payable in accordance with their terms within 90 days of issuance and are subject to no known counterclaims or setoffs. All such accounts receivable have been generated in the Ordinary Course of Business and reflect a bona fide obligation for the payment of goods or services provided by the Company.

         4.14     Contracts.
                  ---------

          (a) Except as disclosed in Schedule 4.14 hereto, the Company is not a party to or bound by any oral or written contracts, obligations or commitments with respect to any of the following:

               (i) contract, commitment or arrangement for the purchase, sale or use of services, materials, supplies, inventory, machinery or equipment and involving, in any one case, $20,000 or more;

               (ii) contract with a term of, or requiring performance, more than one year from its date, except contracts terminable upon notice of 90 days or less without penalty, premium or other economic loss or detriment;

               (iii) lease or lease purchase agreement, mortgage, conditional sale or title retention agreement, indenture, pledge or option with respect to any property, real or personal (tangible or intangible), in any capacity involving, in any one case, $20,000 or more;

               (iv) oral employment contract, undertaking, understanding or arrangement not in the Ordinary Course of Business and any written employment contract, undertaking, understanding or arrangement, excluding written contracts, undertakings, understandings or arrangements involving, in any one case, less than $5,000, or in the aggregate $10,000;

               (v) bonus, pension, savings, welfare, profit sharing, stock option, retirement, commission, executive compensation, hospitalization, insurance or similar plan providing for employee benefits or any other arrangement providing for benefits for any former or current employees or for the remuneration, direct or indirect, of the directors, officers or employees of the Company, including severance;

               (vi) note, loan, credit or financing agreement or other contract for money borrowed, and all related security agreements and collateral documents, including any agreement for any commitment for future loans, credit or financing, or any other contract under which any Lien other than a Permitted Lien has been imposed on any asset of the Company;

               (vii) guarantees;

               (viii)   contract   or   understanding   regarding   any  capital
expenditures in excess of $25,000;

               (ix) agency (sales or otherwise), distribution, brokerage (including, without limitation, any brokerage or finder's agreement or arrangement with respect to any of the transactions contemplated by this Agreement) or advertising agreement excluding those involving, in any one case, less than $20,000;

               (x) contract with investment bankers, accountants, attorneys, consultants, including those relating to this Agreement;

               (xi) shareholder agreement, voting trust, proxy, or contract with, between or among any shareholders, directors or officers (or family member thereof) of the Company or any affiliate of such persons;

               (xii) contract, commitment or arrangement which would restrain the Company from engaging or competing in any business or which requires the Company to maintain the confidentiality of any matter, except where any such contract, commitment or arrangement relative to confidentiality was entered into the Ordinary Course of Business;

               (xiii) contract, commitment or arrangement not made in the Ordinary Course of Business;

               (xiv) license, franchise or royalty agreement, excluding those involving, in any one case, less than $2,000;

               (xv) any contract with an independent contractor, excluding those involving in any one case less than $20,000;

               (xvi) any contract or agreement providing indemnification to officers, directors or employees of the Company, including directors and officers liability insurance coverage; and

               (xvii)  any   contracts   between   and/or   among  MCE  and  its
subsidiaries and Affiliates.

          (b) MCE has delivered or made available to Aeroflex a copy (or a representative form thereof) of each contract, agreement and other document listed in Schedule 4.14 hereto and all amendments thereto, correct and complete in all material respects, except that, in the case of purchase orders, a description in lieu of a copy of such purchase order has been delivered (the "Scheduled Contracts"). Except as specifically set forth on Schedules 4.14, the Merger and the consummation of the other transactions contemplated by this Agreement are not a violation or breach of or grounds for the modification or cancellation of any of the Scheduled Contracts or for the imposition of any penalty, lien or encumbrance thereunder. The Company believes that it enjoys good working relationships under all Scheduled Contracts and no unresolved disputes are pending or, to the knowledge of the Company, threatened under or in respect of any such Scheduled Contracts, except where any failure of a good working relationship or unresolved dispute could not have a Material Adverse Effect. The consideration to be received or paid by the Company under all Scheduled Contracts has been determined in accordance with the Company's established policies. The Company has no outstanding power of attorney other than routine powers of attorney relating to representation before governmental agencies or given in connection with qualification to do business in another jurisdiction.

          (c) Except as described in Schedule 4.14 hereto, (i) all Scheduled Contracts are enforceable in accordance with their respective terms, except as the enforcement thereof may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally now or hereafter in effect and subject to the application of equitable principles and the availability of equitable remedies; and (ii) there is not, under any Scheduled Contract, any existing default by the Company, or, to the knowledge of the Company, by any other party, or any event which with notice, lapse of time, or both, would constitute a default or which could have a Material Adverse Effect on the Company.

         4.15     Intellectual Property.
                  ---------------------

          Schedule 4.15 hereto sets forth a true and complete list of all of trademarks, service marks and tradenames of the Company, and the federal, state and foreign registrations and applications thereof, patents and patent applications and extensions and renewals thereof and registered copyrights and copyright applications and renewals thereof, which together with Trade Secrets form the "Intellectual Property". Except as set forth on Schedule 4.15, all the Intellectual Property is owned by the Company free and clear of any and all liens, claims, security interests, charges or other encumbrances or restrictions of any kind, except for Permitted Liens, and no licenses for the use of any of the Intellectual Property have been granted by the Company to any third parties. All of the Intellectual Property is valid, enforceable and in good standing, and the Intellectual Property is sufficient and appropriate for the conduct of business of the Company as currently conducted or as contemplated in its current plans for future activities. Neither the execution and delivery of this Agreement, the Merger nor the consummation of the other transactions contemplated hereby will adversely affect the Company's rights in any of the
Intellectual Property. To the Knowledge of the Company, the operation of the business of the Company does not infringe in any way on or conflict with any patent, registered or unregistered, trademark, trade name, copyright, trade secret, contract, license or other right, of any Person, and the Company does not license any such right from others except as set forth on Schedule 4.15. No claim is pending or has been made within the past five years or, to the knowledge of the Company, is threatened, to the effect that any such infringement, interference, misappropriation or conflict has occurred. To the Company's knowledge, there is no infringement by any third parties upon any of the Intellectual Property. True, correct and complete copies of all patents, federal, state and foreign trademark, service mark, tradename and copyright registrations and pending applications for the foregoing evidencing or regarding the trademarks, service marks, tradenames, patents and copyrights, and all extensions and renewals thereof and all licensing agreements listed on Schedule
4.15 have been delivered to Aeroflex. All applicable filings have been made and all registration, renewal and other fees payable in respect of the Intellectual

Property have been paid and nothing has been done or omitted to be done by which any of the Intellectual Property could be rendered invalid, cancelled or adversely affected.

         4.16     Insurance.
                  ---------

                  Schedule 4.16 hereto contains a list of all insurance policies maintained by the Company together with a schedule of required premiums under each such policy, including directors and officers liability coverage. The Company has made available to Aeroflex copies of all policies together with all riders and amendments thereto. Such policies are in full force and effect, and all premiums due thereon have been paid. Schedule 4.16 describes all claims made by the Company or any other Person under such policies since December 31, 2000. The Company has complied in all material respects with the provisions of such policies. No notice has been received canceling or threatening to cancel or refusing to renew any of such insurance and there otherwise has been no lapse in such coverage during the prior two (2) years. The Company is not aware of an event, circumstance or condition on which a claim under any of the Company's insurance policies could be made in an amount exceeding $25,000, exclusive of any applicable deductibles. The rights of the insured under such policies will not be terminated or Materially Adversely Affected by the Closing or the consummation of the other transactions contemplated hereby.

         4.17     Customer and Supplier Relationships.
                  -----------------------------------

          (a) Attached hereto as Schedule 4.17(a) is a true and complete list of
(a) all customers of the Company that purchased in excess of $100,000 of products and/or services from the Company during the twelve (12) months ended December 31, 2002 and (b) all suppliers whose sales to the Company amounted to more than $25,000 during the twelve (12) months ended December 31, 2002, showing the sales to and of each such customer and supplier. With respect to any such customer or supplier or group of related customers or suppliers listed on
Schedule 4.17, no such customer, supplier or group of related customers or suppliers has terminated or, to the knowledge of the Company, intends to terminate a material portion of its normal business with the Company. Except as disclosed in Schedule 4.17 hereto, to the knowledge of the Company, no shareholder or director or officer of the Company or any of their immediate family members or affiliates has any direct or indirect interest, either by way of stock ownership or otherwise, other than ownership of not more than two (2) percent of the outstanding shares of stock of any business listed on any national stock exchange or listed on Nasdaq, in any firm, corporation, association or business enterprise, which competes with, is a supplier or customer of, or is a distributor or sales agent for, or is a party to any contract with the Company.

          (b) Attached hereto as Schedule 4.17(b) is a true and complete list of the Company's backlog as of June 6, 2003, of orders placed by customers for goods or services which have not been delivered as of that date, detailing any blanket orders against which releases in specific amounts have not been issued.

         4.18     Employees.
                  ---------

          Aeroflex has been furnished with a true and complete list setting forth all of the employees and officers of the Company as of March 31, 2003 whose annual salary and bonus is in the aggregate $50,000 or more with a description of their job designation, compensation, benefits (including severance pay and bonuses), outstanding loans to officers or employees and all understandings relating to terms and conditions of employment. No officer or employee has a specified contractual right to terminate his employment and receive severance accordingly as a result of the transactions contemplated herein, and no director, officer or manager of the Company has given notice of an intention to resign prior to or after the closing, nor does the Company have knowledge of any officer, director or manager intending to do so. Since December 31, 2001, the Company has not received notice of any material violations of any code of conduct adopted by it. Amounts have been withheld by the Company from their employees for all periods in full compliance with tax withholding provisions of applicable federal, state, local or foreign law. Federal, state, local and foreign returns, as required by law, have been filed by the Company for all periods for which returns were due with respect to employee income tax withholding, social security and unemployment taxes, and the amounts shown thereon to be due and payable have been paid, together with any interest and penalties that are due as a result of the Company's failure to file such returns when due and pay when due the amounts shown thereon to be due. No penalties or interest will become payable on or after the Closing Date as a result of the Company's failure prior to the Closing Date to file when due federal, state, local and foreign returns with respect to employee income tax withholding, social security and unemployment taxes and pay when due the amounts shown thereon to be due.

         4.19     Labor Relations.
                  ---------------

          The Company is in compliance in all material respects with federal, state or local statutes, laws, ordinances, rules, regulations, orders or directives with respect to the employment of individuals by, or the employment practices or work conditions of the Company or their respective terms and conditions of employment, wages and hours. Except as set forth in Schedule 4.19, there are no unfair labor practice charges or other employee related complaints against the Company pending or, to the knowledge of the Company, threatened before the National Labor Relations Board, the Equal Employment Opportunity Commission, the Occupational Safety and Health Review Commission, the Department of Labor, or any other federal, state, or local, or other Governmental Authority, by or concerning the employees of the Company nor is the Company aware of any circumstance, event or condition on which such claims or charges could be based. Except as set forth in Schedule 4.19, no representation question, grievance or arbitration proceedings arising out of collective bargaining agreements covering employees of the Company exists or is pending or threatened respecting the employees of the Company. There is no existing, pending or, to the knowledge of the Company, threatened work stoppage, strike, slowdown, lockout, picketing or other material labor problem involving persons employed by the Company. The Company believes that it has had good labor relations with its employees for the previous two (2) years. The Company is not a party to any labor union contract or collective bargaining agreement.

         4.20     Benefit Plans.
                  -------------

          (a) Schedule 4.20(a) hereto sets forth a true and complete list of each "employee welfare benefit plan" (as defined in Section 3(1) of ERISA) maintained by the Company or to which the Company contributes or is required to contribute, including any multiemployer employee welfare benefit plan, on behalf of officers and employees of the Company (such multiemployer and other employee welfare benefit plans being hereinafter collectively referred to as the "Welfare Benefit Plans"). With respect to each Welfare Benefit Plan, all contributions or premiums due by, or attributable to, the period ending on the Closing Date have or will have been paid.

          (b) Schedule 4.20(b) hereto sets forth a true and complete list of each "employee pension benefit plan" (as defined in Section 3(2) of ERISA) maintained by the Company or to which the Company contributes or is required to contribute, including any multiemployer employee pension benefit plan, on behalf of officers and employees of the Company (such multiemployer and other employee pension benefit plans being hereinafter collectively referred to as the "Pension Benefit Plans"). Except as disclosed, no Pension Benefit Plan is a "defined benefit plan" (as defined in Section 3(35) of ERISA). With respect to each Pension Benefit Plan, all contributions due by or attributable to the period ending on the Closing Date have or will have been made or accrued on the Financial Statements.

          (c) Except as set forth on Schedule 4.20(c), each Pension Benefit Plan, each Welfare Benefit Plan and each related trust agreement and annuity contract and insurance policy complies currently and has complied in the past, both as to form and operation, in all material respects with the provisions of
(i) the Code in order to be tax qualified under Section 401(a) or 403(a) of the Code; (ii) ERISA; and (iii) all other applicable laws, rules and regulations; and favorable determination letters, copies of which have been made available to the Aeroflex, as to the qualification under the Code of each of the Pension Benefit Plans, as amended, have been received from the Internal Revenue Service and no event has occurred or condition exists which could adversely affect such determination.

          (d) Except as set forth on Schedule 4.20(d), all reports required by any government agency with respect to each Welfare Benefit Plan and each Pension Benefit Plan have been timely filed.

          (e) Except as set forth on Schedule 4.20(e), neither the Company, nor any Affiliate, nor any plan fiduciary of any Welfare Benefit Plan or Pension Benefit Plan has engaged in any transaction in violation of Section 406 of ERISA or any "prohibited transaction"

(as described in Section 4975(c) of the Code), which could have a Material Adverse Effect on the Company.

          (f) Schedule 4.20(f) sets forth a true and complete list of each deferred compensation plan, bonus plan, stock option plan, employee share purchase plan and any other employee benefit plan, agreement, arrangement or commitment not required under a previous subsection to be listed on Schedule 4.20(a) or 4.20(b) maintained by the Company with respect to the compensation of any of their employees. The Company has made or will have made as of the Closing all contributions which it is or was required to make pursuant to, or in connection with, such plans, arrangements, agreements or commitments.

          (g) Except as set forth on Schedule 4.20(g), there are no actions, suits or claims (other than routine claims for benefits) pending or which could be asserted against the Company in connection with, or against, any Pension Benefit Plan or Welfare Benefit Plan or plan, agreement, arrangement or commitment listed on Schedule 4.20(f), and there are no civil or criminal actions pending or threatened against any fiduciary, Pension Benefit Plan or Welfare Benefit Plan with respect to such Plans.

          (h) All Welfare Benefit Plans, Pension Benefit Plans, related trust agreements or annuity contracts (or any other funding instruments), and all plans, agreements, arrangements and commitments referred to in subsection (f) of this Section 4.20 are legally valid and binding and in full force and effect.

         4.21     Litigation; Compliance; Permits.
                  -------------------------------

          (a) Schedule 4.21 lists any actions, suits, proceedings, arbitrations or governmental investigations (other than Environmental Actions listed in Schedule 4.22) pending, or, to the knowledge of the Company, threatened against, by or affecting the Company (i) in which the amount of damages asserted against the Company exceeds $25,000; or in which, individually or in the aggregate, an unfavorable determination could (ii) have a Material Adverse Effect on the Company, (iii) prevent, hinder or delay the execution and performance of this Agreement or of any of the transactions contemplated hereby, (iv) declare this Agreement unlawful or cause the rescission of any of the transactions hereunder or require Aeroflex to divest itself of the shares of Surviving Corporation. Except as described on Schedule 4.21, the Company has not received, within the past two years, notice of any violation of any applicable material federal, state, local or foreign law, rule, regulation, ordinance, order or decree relating to it, or the operation of its business, and, to the knowledge of the Company, there has not been any threatened claim of such violation (including any investigation) or any basis therefor.

          (b) Except as disclosed in Schedule 4.22, MCE and its subsidiaries have been and are in material compliance with, all laws, rules, regulations, ordinances, orders, judgments, decrees, writs, injunctions, building codes,
safety,   fire  and  health  approvals,   certificates  of
occupancy or other governmental restrictions applicable to them, their assets, employees and employment practices (collectively, "Laws").

          (c) The Company has all material governmental licenses, permits, approvals or other authorizations required for the conduct of its business as now conducted, all of which are in full force and effect and all of which are listed on Schedule 4.21 hereto. There is no action pending or, to the knowledge of the Company, threatened to terminate any rights under any such governmental licenses, permits or authorizations. Except as described on Schedule 4.21, none of such licenses, permits, approvals and authorizations will be adversely affected by the execution and delivery of this Agreement, the Merger, or the transactions contemplated hereby.

       4.22     Environmental Compliance.  Except as set forth in Schedule 4.22:
                ------------------------

          (a) all of the assets and properties currently or formerly owned, leased or operated by the Company are and have been in compliance with all Environmental Laws, while owned, leased or operated by the Company;

          (b) the  current or former  operation  of the  business of the Company
provides  no  basis  for  any  Environmental   Action  against  the  Company  or
Environmental Liability on the part of the Company;

          (c) none of the assets and properties which have been or are now owned, leased or operated by the Company, have been used for the generation, storage, manufacture, use, transportation, disposal or treatment of Hazardous Substances, except in material compliance with Environmental Laws;

          (d) there has not been a Hazardous Discharge on, in, under, from or to any of the assets and properties currently or formerly owned, leased or operated by the Company while the Company owned, leased or operated them, and no property currently owned, leased or operated by the Company is currently contaminated with a Hazardous Substance;

          (e) there are no pending or, to the Company's knowledge, threatened Environmental Actions against the Company or, to the Company's knowledge, any of the owners or operators of any facilities that may have received solid waste or Hazardous Substances from any of the assets and properties currently or formerly owned, leased or operated by the Company, nor is the Company aware of any event, condition or circumstance on which such an Environmental Action could be based or which could result in an Environmental Liability on the part of the Company;

          (f) the Company has not owned, been in possession, or arranged for the transportation or disposal of Hazardous Substances at any site where it has performed remediation services;

          (g) the Company has not assumed by agreement any liability of any Person for investigation or remediation of Hazardous Substances, compliance with Environmental Law, or any claim for injury or damage to person or property related to, or arising under, any Environmental Law;

          (h) during the last five (5) years, no employee or other person has made a written claim or demand against the Company based on alleged damage to health caused by any Hazardous Substance;

          (i) any applications made by the Company to any Governmental Authority in connection with the sale, transfer or acquisition of any real property currently or formerly owned by the Company and any written responses made by the Company to any Governmental Authority requesting information regarding any potential Environmental Liability on the part of the Company were true and correct in all material respects; and

          (j) The Company has provided to Aeroflex or made available for inspection by Aeroflex true and complete copies of all environmental reports, assessments, analyses and evaluations and other records, in each case in the Company's possession and/or control, relating to, (i) environmental practices and procedures at or in connection with any site currently or formerly owned, leased or operated by the Company; (ii) any environmental investigation and/or remediation activities conducted by the Company and (iii) any violation by the Company of any Environmental Law or in connection with any Environmental Action.

         4.23     Corporate Records.
                  -----------------

          Copies of the articles of incorporation and Bylaws of MCE and each of its subsidiaries, and all amendments thereto to date, have been provided by MCE to Aeroflex. Copies of the minute books of MCE and each of its subsidiaries reflect approval of the directors and shareholders of all material corporate actions taken by such entities. The stock transfer books and stock ledgers reflect all issuances and transfers of the capital stock of such entities.

         4.24     Bank Accounts; Power of Attorney.
                  --------------------------------

                  Schedule 4.24 hereto sets forth: (i) a list of all banks in which the Company has an account or safety deposit box, account number, purpose of such account or safety deposit box and the names of all persons authorized to draw thereon or have access thereto; and (ii) the names of all persons holding powers of attorney from the Company and a description of the power of attorney.

         4.25     Warranties.
                  ----------

          Except as described in Schedule 4.25 annexed hereto, during the past two (2) years the Company has not given any warranties with respect to any of its products or services. Schedule 4.25 also sets forth a description of all claims in excess of $25,000 concerning product liability or arising from services provided which have been made against the Company during the past two
(2) years.

         4.26     Brokers, Finders, etc.
                  ---------------------

          The Company has not engaged any broker, finder, investment banker or financial advisor in connection with the negotiation, execution or performance of this Agreement, other than RBC Dain Rauscher Inc., a member of RBC Capital Markets.

         4.27     Change of Control Payments.
                  --------------------------

          Except as disclosed on Schedule 4.27, there are no plans or agreements pursuant to which any amounts may become payable (whether currently or in the future) to current or former officers, directors or employees of the Company as a result of or in connection with the Merger.


     4.28     Registration      Statement;      Proxy      Statement/Prospectus.
              -----------------------------------------------------------------

          The information supplied by MCE for inclusion in the Registration Statement (as defined in Section 5.12) shall not, at the time the Registration Statement (including any amendments or supplements thereto) is declared effective by the SEC, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements included therein, in light of the circumstances under which they were made, not misleading. The information supplied by MCE for inclusion in the proxy statement/prospectus to be sent to the shareholders of MCE in connection with the meeting of the shareholders to consider and act upon the Merger (the "MCE Shareholders Meeting") (such proxy statement/prospectus, as amended or supplemented, is referred to as the "Proxy Statement/Prospectus") will not, on the date the Proxy Statement/Prospectus (or any amendment or supplement thereto) is first mailed to shareholders of MCE, at the time of the MCE Shareholders Meeting, or at the Effective Time, contain any statement which, at such time and in light of the circumstances under which it shall be made, is false or misleading with respect to any material fact, or will omit to state any material fact necessary in order to make the statements therein not false or misleading. If at any time prior to the Effective Time any event relating to MCE or any of its affiliates, officers or directors should be discovered by MCE which should be set forth in an amendment to the Registration Statement or a supplement to the Proxy Statement/Prospectus, MCE will promptly inform Aeroflex. The
Registration Statement and Proxy Statement/Prospectus shall comply in all material respects as to form with the requirements of the Securities Act, the Exchange Act and the rules and regulations thereunder. Notwithstanding the foregoing, MCE makes no representation or warranty with respect to any information supplied by Aeroflex or Acquisition which is contained in, or furnished in connection with the preparation of, any of the foregoing documents.

       4.29 No Prepayment Penalty.  No prepayment penalty or premium will become
              ---------------------
due and payable upon the accelerated payment, redemption and/or retirement of the Senior Debt, the Series B Subordinated Debt or the Series A Preferred Stock by Aeroflex as provided in Section 7.2.

       4.30 No Illegal Payments. In connection with the conduct of its business,
             -------------------
neither the Company nor any of its respective directors, officers, employees or agents, has (i) directly or indirectly given or agreed to give any illegal gift, contribution, payment or similar benefit to any supplier, customer, governmental official or employee or other person to assist in connection with any actual or proposed transaction or made or agreed to make any illegal contribution, or reimbursed any illegal political gift or contribution made by any other person, to any candidate for federal, state, local or foreign public office (A) which violates any law, including but not limited to, the Foreign Corrupt Practices Act of 1977, as amended, or might subject Acquisition, the Surviving Corporation or Aeroflex to any Loss or penalties in any civil, criminal or governmental litigation or proceeding or (B) the non-continuation of which has had or might have a Material Adverse Effect on the Company or (ii) to the knowledge of the Company, established or maintained any unrecorded fund or asset or made any false entries on any books or records for any purpose.

        4.31. Board Approval. The Board of Directors of MCE has, as of the date
               --------------
of this Agreement, by resolutions duly adopted at a meeting duly called and held and not subsequently rescinded or modified in any way, duly (i) determined this Agreement is advisable and in the best interests of the Company and the Shareholders; (ii) approved the Agreement, the Merger and the other transactions contemplated by this Agreement; and (iii) resolved to recommend that the MCE Shareholders vote to adopt this Agreement and approve the Merger.

        4.32. Disclosure. No representation or warranty by MCE contained in this
               ----------
Agreement, nor any other statement, schedule, certificate or other document delivered or to be delivered by MCE pursuant to this Article IV, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances in which they were made, not misleading.

                                    ARTICLE V
           REPRESENTATIONS AND WARRANTIES OF AEROFLEX AND ACQUISITION

         Aeroflex and Acquisition, jointly and severally represent and warrant to MCE on the date hereof as follows:

        5.1    Organization    and    Authority.    Aeroflex and Acquisition are
               --------------------------------
corporations duly organized, validly existing and in good standing under the laws of the States of Delaware and

Michigan, respectively, each with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as now conducted. Aeroflex is duly licensed or qualified to do business and is in good standing in each jurisdiction set forth on Schedule 5.1 hereto, which, except as set forth in Schedule 5.1, are all the jurisdictions in which Aeroflex is required to be so qualified or licensed, except where failure to be so qualified or licensed would not have a Material Adverse Effect on Aeroflex. For clarity, any reference in this Agreement to a Material Adverse Effect on or effecting Aeroflex shall be deemed to mean a Material Adverse Effect on Aeroflex and its subsidiaries taken as a whole.

       5.2 Authority for Agreements. Aeroflex and Acquisition have the corporate
           ------------------------
power to enter into this Agreement and to carry out the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the Merger and the transactions contemplated hereby have been duly authorized by the Board of Directors and the sole shareholder of Acquisition and by the Board of Directors of Aeroflex and (i) no other corporate acts or proceedings on the part of Aeroflex or Acquisition are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby, and (ii) this Agreement constitutes the valid and legally binding obligation of Aeroflex and Acquisition enforceable against each of them in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and similar laws of general application relating to or affecting the rights and remedies of creditors now or hereafter in effect and subject to the application of equitable principles and the availability of equitable remedies.

         5.3 Issuance of Aeroflex Common Stock. The Aeroflex Common Stock, when
             ---------------------------------
issued and delivered pursuant hereto, will be duly and validly issued, fully paid and non-assessable.

         5.4 Capital Stock of Aeroflex. The authorized, issued and outstanding
             -------------------------
capital stock of Aeroflex is set forth on Schedule 5.4. All of the outstanding capital stock of Aeroflex and Acquisition has been duly authorized and is validly issued, fully paid and nonassessable. Except as disclosed in the filings made by Aeroflex with the Securities and Exchange Commission on or after March 31, 2002, there are no rights, subscriptions, warrants, options, conversion rights, commitments or agreements of any kind authorized or outstanding to purchase or otherwise acquire from Aeroflex or any other person, any capital stock, or other securities or obligations of any kind convertible into or exchangeable for any capital stock, of any class of Aeroflex or any other equity interest in Aeroflex other than options issued in the ordinary course under Aeroflex's stock option plans. All outstanding capital stock and any other outstanding securities of Aeroflex were issued in compliance with all federal and state securities laws. No material change in such capitalization has occurred since March 31, 2003. Except as set forth in Schedule 5.4, there are no obligations, contingent or otherwise, of Aeroflex or any of its subsidiaries to repurchase, redeem or otherwise acquire any shares of Aeroflex Common Stock or the capital stock of any subsidiary.

         5.5 No Conflicts. Except as set forth in Schedule 5.5, the execution,
             ------------
delivery and
performance of this Agreement, any other agreement or document contemplated herein or therein and the consummation of all of the transactions contemplated hereby and thereby:

          (a) do not and will not require the consent, waiver, approval, license, designation or authorization of, or declaration with, any Person or court to which Aeroflex or Acquisition is subject or any governmental authority or agency; and

          (b) do not and will not, with or without the giving of notice or the passage of time or both, violate or conflict with or result in a breach or termination of any provision of, or constitute a default under, or accelerate or permit the acceleration of the performance required by the terms of, or result in the creation of any mortgage, security interest, claim, lien, charge or other encumbrance upon any of the assets of Aeroflex or Acquisition pursuant to, or otherwise give rise to any liability or obligation under, the certificate of incorporation or bylaws of Aeroflex or Acquisition, any agreement, mortgage, deed of trust, indenture, license, permit or any other agreement or instrument or any order, judgment, decree, or, to the knowledge of Aeroflex or Acquisition, any statute or regulation, to which Aeroflex or Acquisition is a party or by which Aeroflex or Acquisition or any of their respective assets may be bound; and

          (c) will not terminate or result in the termination of any such agreement or instrument, or in any way affect or violate the terms and conditions of, or result in the cancellation, modification, revocation or suspension of, any rights of Aeroflex or Acquisition.

5.6      SEC Reports; Financial Statements.
         ---------------------------------

          (a) Aeroflex has filed all forms, reports and documents required to be filed with the SEC since January, 1998 (collectively, the "SEC Reports"). The SEC Reports (i) were prepared in all material respects in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be, and
(ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. None of Aeroflex's subsidiaries is required to file any forms, reports or other documents with the SEC.

          (b) The audited consolidated financial statements and unaudited interim consolidated financial statements of Aeroflex included in the SEC Reports (collectively, the "Aeroflex Financial Statements") have been prepared in accordance with GAAP applied on a consistent basis (except as may be indicated therein or in the notes thereto) and each fairly presents the financial position of Aeroflex and its subsidiaries as of the dates thereof and the results of their operations and changes in financial position for the periods then ended, subject, in the case of the unaudited interim financial statements, to the absence of footnotes and normal year-end and audit adjustments  and  any  other  adjustments  described  therein.

        5.7  Absence  of  Undisclosed Liabilities.
             ------------------------------------

          Except  as  disclosed  in  the  Aeroflex  Financial  Statements  or on
Schedule 5.7, Aeroflex and its subsidiaries have no liabilities, commitments or obligations (whether absolute, accrued, contingent or otherwise) of any nature, except: (i) liabilities, commitments and obligations which were incurred after March 31, 2003, in the Ordinary Course of Business; (ii)liabilities, commitments and obligations which are not required to be disclosed in accordance with GAAP and (iii) liabilities, commitments and obligations which would not, in the aggregate, have a Material Adverse Effect on Aeroflex or which have been discharged or paid in full prior to the date hereof.

        5.8  Absence of Certain Changes or Events.
             ------------------------------------

          Except as disclosed on Schedule 5.8, since March 31, 2003, (a) Aeroflex has conducted its business in the ordinary course, (b) there has been no change which has had a Material Adverse Effect upon the business, operations, properties, assets, liabilities, condition (financial or other) or results of operations of Aeroflex and its subsidiaries, taken as a whole, and (c) there has been no inquiry from the SEC or Nasdaq relative to possible violations of securities laws or regulations ("SEC Inquiries"); provided, however, that SEC Inquiries shall not include any requests by the SEC for comments in connection with any Registration Statement to be filed in connection herewith or any SEC Reports.

         5.9 Litigation.
             ----------

          Except as disclosed in the SEC Reports, there are no claims, suits, actions or proceedings pending or threatened against, relating to or affecting Aeroflex or any of its subsidiaries, before any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator that seek to restrain or enjoin the consummation of the transactions contemplated in this Agreement or which could, either alone or in the aggregate with all such claims, actions or proceedings, have a Material Adverse Effect on Aeroflex. Except as set forth in the SEC Reports, neither Aeroflex nor any of its subsidiaries is subject to any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or authority or any arbitrator which prohibits or restricts the consummation of the transactions contemplated hereby or would have any Material Adverse Effect on Aeroflex.

         5.10 Brokers, Finders, etc.
              ---------------------

          Aeroflex has not dealt with or employed any broker, finder, investment banker or financial advisor in connection with the negotiation, execution or performance of this Agreement.

         5.11 Restrictions on Business Activities.
              -----------------------------------

          Except for this Agreement or as set forth in Schedule 5.11, to the best of Aeroflex's knowledge, there is no agreement, judgment, injunction, order or decree binding upon Aeroflex or any of its subsidiaries which has or could have the effect of prohibiting or materially impairing any transactions contemplated by this Agreement or have a Material Adverse Effect upon Aeroflex.

         5.12 Registration Statement; Proxy Statement/Prospectus. Subject to the
              --------------------------------------------------
accuracy of the representations of the Company in Section 4.28 hereof, the registration statement (the "Registration Statement") pursuant to which the Aeroflex Common Stock to be issued in the Merger will be registered with the SEC shall not, at the time the Registration Statement (including any amendments or supplements thereto) is declared effective by the SEC, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements included therein, in light of the circumstances under which they were made, not misleading. The information supplied by Aeroflex for inclusion in the Proxy Statement/Prospectus will not, on the date the Proxy Statement/Prospectus (or any amendment or supplement thereto) is first mailed to shareholders of MCE, at the time of the MCE Shareholders Meeting, or at the Effective Time, contain any statement which, at such time and in light of the circumstances under which it shall be made, is false or misleading with respect to any material fact, or will omit to state any material fact necessary in order to make the statements therein not false or misleading. If at any time prior to the Effective Time any event relating to Aeroflex, Acquisition or any of their respective affiliates, officers or directors should be discovered by Aeroflex or Acquisition which should be set forth in an amendment to the Registration Statement or a supplement to the Proxy Statement/Prospectus, Aeroflex or Acquisition will promptly inform MCE. The Registration Statement and Proxy Statement/Prospectus shall comply in all material respects as to form with the requirements of the Securities Act, the Exchange Act and the rules and regulations thereunder. Notwithstanding the foregoing, Aeroflex and Acquisition make no representation or warranty with respect to any information supplied by MCE which is contained in, or furnished in connection with the preparation of, any of the foregoing documents.

         5.13 Tax Treatment of Merger.Neither Aeroflex nor any of its Affiliates
             -----------------------
Affiliates has knowingly taken or agreed to take any action (other than actions contemplated by the Agreement), to prevent the Merger from constituting a "reorganization" under Sections 368(a)(1)(A) and 368(a)(2)(D) of the Code and the applicable Treasury regulations related thereto.

         5.14 Corporate Records. Copies of the certificate or articles of
             -----------------
incorporation and bylaws of Aeroflex and Acquisition, and all amendments thereto to date, have been provided by Aeroflex to MCE.

         5.15 Board Approval.  The Board of Directors of Aeroflex has as of the
              --------------
date of this Agreement by resolutions duly adopted at a meeting duly called and not subsequently rescinded or modified in any way duly approved this Agreement, the Merger and the transactions contemplated by this Agreement.

          5.16 Disclosure. No representation or warranty by Aeroflex or Acquisition contained in this Agreement, nor any other statement, schedule, certificate or other document delivered by Aeroflex or Acquisition pursuant hereto or in connection with the transactions contemplated by this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances in which they were made, not misleading.


                                   ARTICLE VI
                            COVENANTS AND AGREEMENTS

         6.1  Covenants  and  Agreements of MCE. MCE  covenants  and agrees with
              ---------------------------------
Aeroflex and Acquisition as follows:

             (a) Shareholder Approval. Subject to a Change in MCE Recommendation
                  --------------------
effected pursuant to Section 6.1(d), (i) MCE will, within twenty
(20) days of the date on which the Registration Statement is declared effective by the SEC, seek to obtain shareholder approval of this Agreement and the Merger as required under the BCA and the Board of Directors of MCE will recommend to such shareholders approval thereof, and (ii) MCE shall use its best commercially reasonable efforts to solicit and secure from the shareholders of MCE such approval.

             (b) Conduct of Business. Between the date of this Agreement and the
                  -------------------
Effective Time:

               (i) the Company will not engage in any activities or transactions which will be outside the Ordinary Course of Business, except as shall be provided for or specifically contemplated by this Agreement, and the Company will consult with Aeroflex prior to making any significant business decisions;


               (ii) none of MCE or any of its subsidiaries shall subdivide or reclassify any shares of their capital stock, issue any shares of capital stock, or amend their Articles or Certificates of Incorporation or Bylaws;

               (iii) the Company will not declare or pay any dividend or other distribution in respect of shares of capital stock or acquire for value any shares of capital stock of the Company;

               (iv) the Company will afford to the officers, attorneys, accountants and other authorized representatives of Acquisition and Aeroflex reasonable access to its plants, properties, books, tax returns and minute books and other corporate records during normal business hours in order that Acquisition and Aeroflex may have full opportunity to make such investigation as Acquisition and Aeroflex shall desire of the affairs of the Company. If for any reason the Merger is not consummated, Acquisition and Aeroflex will cause confidential information obtained in connection with such investigation to be treated as confidential;

               (v) the Company will obtain such governmental permits, orders or consents, if any, as may be required of it in connection with the transactions contemplated by this Agreement;

               (vi) the Company will not take any action to institute any new severance or termination pay practices with respect to any directors, officers, or employees of the Company or increase the benefits payable under its severance or termination pay practices in effect on the date hereof;

               (vii) the Company will not adopt or amend, in any material respect, except as may be required by applicable law or regulation, any collective bargaining, bonus, profit sharing, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment or other employee benefit plan, agreement, trust, fund, plan or arrangement for the benefit or welfare of any directors, officers or employees of the Company;

               (viii) the Company will use its best commercially reasonable efforts to maintain its relationships with its suppliers and customers, and if and as requested by Acquisition or Aeroflex, (a) the Company shall make reasonable arrangements for representatives of Acquisition or Aeroflex to meet with suppliers and customers of the Company, and (b) the Company shall schedule, and the management of the Company may participate in, meetings of representatives of Acquisition or Aeroflex with employees of the Company;

               (ix) the Company will maintain all of its properties in customary repair, order and condition, reasonable wear and tear excepted, and will maintain insurance upon all of its properties and with respect to the conduct of its business in such amounts and of such kinds comparable to that in effect on the date of this Agreement;

               (x) the Company will maintain its books, accounts and records in the usual, regular and ordinary manner, on a basis consistent with prior years;

               (xi) the Company will duly comply with all laws applicable to it and to the conduct of its business;

               (xii) no change shall be made in the banking and safe deposit arrangements of the Company existing on the date hereof without the prior written consent of Acquisition or Aeroflex and no powers of attorney shall be granted by the Company;

               (xiii) except as contemplated by this Agreement, the Company will not acquire or agree to acquire by merging or consolidating with, purchasing substantially all of the assets of or otherwise, any business or any corporation, partnership, association, or other business organization or division thereof;

               (xiv) the Company will promptly advise Acquisition and Aeroflex in writing of any event, transaction, circumstance or condition which has or could have a Material Adverse Effect on the Company and/or which causes any of the representations or warranties made by the Company herein to become untrue, incorrect or misleading; and

               (xv) the Company will not engage in any of the transactions described in Section 4.8(a) through (m).


          (c) Stock Options. After the date hereof, MCE will not issue any stock
              -------------
options under the 1996 Stock Option Plan, the 2000 Stock Incentive Plan, or otherwise.

          (d) Acquisition  Proposals/No  Solicitation by MCE. From and after the
              ----------------------------------------------
date of this Agreement until the earlier of the Effective Time or termination of this Agreement pursuant to its terms:

               (i) MCE shall not, and shall cause each of its subsidiaries, and the Representatives (as hereinafter defined) of MCE and its subsidiaries, not to, directly or indirectly:


                    (1) initiate, solicit, encourage or knowingly facilitate (including by way of furnishing information or assistance) any inquiries or expressions of interest or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, (x) a proposal or offer with respect to a merger, reorganization, share exchange, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving, or any purchase directly or indirectly (including by way of lease, exchange, sale, mortgage, pledge, tender offer, exchange offer or otherwise, as may be applicable) of the assets of or equity interests (in economic or voting power) in MCE or any of its subsidiaries, in each case, other than a proposal or offer made by Aeroflex or an affiliate thereof, (y) a breach of this Agreement or any interference with the completion of the Merger, or (z) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing (any of the foregoing inquiries, expressions of interest, proposals or offers being hereinafter referred to as an "Acquisition Proposal");

                    (2) have any discussions with or provide any nonpublic information or data to any person relating to an Acquisition Proposal, or engage in any negotiations concerning an Acquisition Proposal, or knowingly facilitate any effort or attempt to make or implement an Acquisition Proposal;

                    (3) approve or recommend, or propose publicly to approve or recommend, any Acquisition Proposal;

                    (4)  approve  or   recommend,   or  propose  to  approve  or
recommend, or execute or enter into, any letter of intent, agreement in principle, merger agreement, asset purchase or share exchange agreement, option agreement or other similar agreement (other than a confidentiality agreement to the extent permitted by this Section 6.1(d)(i)); or

                    (5) agree to do any of the foregoing related to any Acquisition Proposal.

               (ii) Notwithstanding the foregoing, MCE and its Board of Directors shall be permitted to (A) make any disclosures as to factual matters that are required by applicable law or which its Board of Directors, after consultation with outside counsel, determines in good faith is required in the exercise of its fiduciary duties under applicable law, (B) effect a Change in MCE Recommendation (as hereinafter defined) or (C) engage in any discussions or negotiations with, or provide nonpublic information or data to, any person in response to an unsolicited bona fide written Acquisition Proposal by any such person first made after the date of this Agreement, if and only to the extent that, in any such case referred to in clause (B) or (C):

                    (1) MCE has  complied  in all  material  respects  with this
Section 6.1(d);

                    (2) the Board of Directors of MCE, after consultation with outside counsel, determines in good faith that such action is required in the exercise of its fiduciary duties under applicable law;

                    (3) in the case of clause (B) above, (I) if MCE has received an unsolicited bona fide written Acquisition Proposal from a third party, the Board of Directors of MCE concludes in good faith that such Acquisition Proposal constitutes a Superior Proposal (as hereinafter defined) after giving effect to all of the adjustments which may be offered by Aeroflex pursuant to clause (III) below, (II) it has notified Aeroflex, at least three business days in advance, of its intention to effect a Change in MCE Recommendation, specifying the material terms and conditions of any such

Superior Proposal and furnishing to Aeroflex a copy of the relevant proposed transaction agreements with the party making such Superior Proposal and other material documents and (III) prior to effecting such a Change in MCE Recommendation, it has, and has caused its financial and legal advisors to, negotiate with Aeroflex in good faith to make such adjustments in the terms and conditions of this Agreement as would enable it to proceed with the Merger and the other transactions contemplated hereby without violating its fiduciary duties under applicable law;

                    (4) in the case of clause (C) above, MCE Board of Directors concludes in good faith that there is a reasonable likelihood that such Acquisition Proposal constitutes a Superior Proposal, and prior to providing any nonpublic information or data to any person in connection with the Acquisition
Proposal, the Board of Directors receives from such person an executed confidentiality agreement having provisions that are no less favorable to MCE than those contained in the Confidentiality Agreement between MCE and Aeroflex; and

                    (5) MCE promptly (and in any event prior to providing any nonpublic information or data to any person or entering into discussions or negotiations with any person) notifies Aeroflex of such inquiries, proposals or offers received by, any such information requested from, or any such discussions or negotiations sought to be initiated or continued with, it or any of its Representatives indicating, in connection with such notice, the identity of such person and the material terms and conditions of any inquiries, proposals or offers (including a copy thereof if in writing and any related documentation or correspondence). MCE agrees that it will advise Aeroflex of any material developments (including any changes in such terms and conditions) with respect to such inquiries, proposals or offers as promptly as practicable after the occurrence thereof.

               (iii) Subject to clause (ii) above, MCE agrees that it will immediately cease and cause its subsidiaries, and its and their Representatives, to cease any and all existing activities, discussions or negotiations with any third parties conducted heretofore with respect to any Acquisition Proposal (other than those with Aeroflex contemplated by this Agreement), and shall use its reasonable best efforts to cause any such third parties in possession of nonpublic information about it or any of its subsidiaries that was furnished by or on its behalf in connection with any of the foregoing to return or destroy all such information in the possession of any such third party or in the possession of any Representative of any such third party, and it will not release any third party from, or waive any provisions of, any confidentiality or standstill agreement to which it or any of its subsidiaries is a party with respect to any Acquisition Proposal.

               (iv) As used herein, the following terms shall have the meanings set forth below:

                    (1) As used herein, "Representative" means, with respect to any person, any officer, director, employee, affiliate, agent, representative or advisor, including any investment banker, attorney or accountant retained by such person or any of its subsidiaries.

                    (2) As used herein, a "Change in MCE  Recommendation"  means
(x) any withdrawal, modification or qualification (or proposal to withdraw, modify or qualify) in any manner adverse to Aeroflex the recommendation by MCE Board of Directors or any committee thereof of the Merger or this Agreement, or
(y) any other action or other statement made by MCE Board of Directors inconsistent with such recommendation.

                    (3) As used herein, "Superior Proposal" means an unsolicited bona fide written Acquisition Proposal which the MCE Board of Directors concludes in good faith, after consultation with its financial advisors and legal advisors, taking into account all legal, financial, regulatory and other aspects of the proposal and the person making the proposal (including any break-up fees, expense reimbursement provisions and conditions to consummation),
(i) is more favorable to the Shareholders of MCE, from a financial point of view, than the transactions contemplated by this Agreement, (ii) is from a person that, in the written belief of RBC Dain Rauscher Inc., a member of RBC Capital Markets, or other nationally recognized investment bank, is financially capable of consummating such proposal, (iii) is not subject to any condition the fulfillment of which, in the good faith judgment of MCE Board of Directors, is not highly probable, and (iv) is not subject to any financing contingencies.

               (v) If MCE (A) observes the covenants set forth in this Section 6.1(d) and is authorized to effect a Change in MCE Recommendation and thereafter terminates this Agreement, or (B) fails to observe the covenants set forth in this Section 6.1(d), in either of which events the Merger is not consummated, MCE shall become obligated and liable to pay Aeroflex a sum equal to five (5%) percent of the Total Stock Consideration Value, plus such fees and expenses incurred by Aeroflex in connection herewith as are reasonable in amount and documented.

          (e) Financial Statements. MCE will deliver to Aeroflex all regularly prepared audited and unaudited financial statements of MCE and its subsidiaries prepared after the date hereof in the format historically used internally, promptly after same are available.

          (f) Certification of Shareholder Vote. On or prior to the Closing Date, MCE shall deliver to Acquisition and Aeroflex a certificate of its secretary setting forth the number of MCE Shares outstanding and entitled to vote on the adoption of this Agreement and approval of the Merger, the number of MCE Shares voted in favor of adoption of this Agreement and approval of the Merger, and the number of MCE Shares voted against adoption of this Agreement and approval of the Merger.


          6.2  Covenants  and  Agreements  of Aeroflex and  Acquisition  -
               -----------------------------------------------------------------
Conduct of Business.  Aeroflex and Acquisition covenant and agree with MCE that,
-------------------
during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, Aeroflex covenants and agrees that Aeroflex shall not directly or indirectly do either of the following:

          (a) declare, set aside, make or pay any dividend or other distribution (whether in cash, stock, or property or any combination thereof) in respect of any of its capital stock, or

          (b) take or agree in writing to take any action which would make any of the representations or warranties of Aeroflex contained in this Agreement untrue or incorrect or prevent Aeroflex from performing or cause Aeroflex not to perform its covenants hereunder.

         6.3      Other Covenants and Agreements.
                  ------------------------------

          (a) Covenants. The parties hereto will each use commercially reasonable efforts to obtain all consents and approvals, if any, required by any governmental entity or under any contract, obligation or commitment to which any of them may be subject in connection with the merger or under any of the Scheduled Contracts.

          (b) [Intentionally left blank.]

          (c)  Employment   Agreements.   On  the  Closing  Date,  the  Employed
               -----------------------
Shareholders shall execute and deliver their respective Employment Agreements. .

          (d) Employee Confidential Information Agreements. On the Closing Date,
              --------------------------------------------
the Employed Shareholders shall use commercially reasonable efforts to cause all other employees listed on Schedule 6.3(d) ("Key Employees") to execute and deliver to the Company as a condition of their continued employment by the Surviving Corporation, an Employee Confidential Information Agreement substantially in the form annexed hereto as Exhibit B.

          (e) Expenses.
              --------

               (i) Subject to Section 6.1(d), each of MCE, Aeroflex and Acquisition shall bear their own respective fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby and in connection with all obligations required to be performed by each of them under this Agreement, regardless of whether the Merger is consummated or the Closing occurs; provided however, that the Shareholders (which for purposes of this Section 6.3(e) includes the Warrantholders) shall pay all of the following fees and expenses regardless of whether the Merger is consummated or the Closing occurs (the "Shareholder Expenses"): (x) the fees and expenses of legal counsel to the Company and the Shareholders directly related to the negotiation and consummation of the transactions contemplated by this Agreement; (y) the fees and expenses of accountants to MCE and the Shareholders directly related to the provision of advice regarding the tax effects of the transactions contemplated by this Agreement; and (z) 50% of the fees of legal counsel to the Company related to the review and/or preparation of the Registration Statement and the Proxy Statement/Prospectus, except that the fees and expenses of the accountants incurred reasonably in the preparation of this Agreement and the other documents and actions contemplated hereby (including the Registration Statement and Proxy Statement/Prospectus) ("Accountants' Fees") and the balance of the fees of legal counsel to the Company related exclusively to the review and preparation of the Registration Statement and the Proxy Statement/Prospectus shall be borne by the Company. Neither the Company, Surviving Corporation, Acquisition nor Aeroflex shall pay any of the Shareholder Expenses in connection herewith, and any such amounts so paid shall be refunded to Surviving Corporation by the Shareholders at the Closing in the manner provided herein.

               (ii) It is acknowledged and agreed that the fees and expenses of the Company incurred in connection with this Agreement and the transactions contemplated hereby, and in connection with all obligations required to be performed by it under this Agreement, which are not payable by Shareholders as set forth in Section 6.3(e)(i), shall not exceed $1,000,000 (the "Expense
Limitation") exclusive of the Accountants' Fees. Such fees and expenses shall remain a liability and obligation of the Company and, after the Effective Time, of the Surviving Corporation for which none of the Shareholders or the other shareholders of the Company shall be responsible, except for amounts in excess of the Expense Limitation (the "Expense Limitation Overage"). Any portion of the Expense Limitation Overage paid by the Company, Surviving Corporation or Aeroflex shall be refunded to Surviving Corporation by the Shareholders at the Closing in the manner provided herein or by the Shareholders' Representative from the Reimbursement Fund.

          (f) Covenant of Aeroflex.  Aeroflex  hereby  covenants and agrees with
              --------------------
MCE that Aeroflex shall cause Acquisition to perform and comply with all of its covenants and agreements contained in this Agreement.

          (g) Minute Books, Stock Books and Corporate Records. The minute books,
              -----------------------------------------------
certificate of incorporation, bylaws, share certificate and transfer books, share ledgers, financial and other corporate records and the corporate seals of MCE shall be delivered to Acquisition by MCE on or before the Closing Date.

          (h) Proxy Statement/Prospectus; Registration Statement. As promptly as
              --------------------------------------------------
reasonably practicable after the execution of this Agreement, MCE and Aeroflex shall prepare and file with the SEC preliminary proxy materials which shall constitute the Proxy

Statement/Prospectus and the Registration Statement of Aeroflex with respect to the Aeroflex Common Stock to be issued in connection with the Merger and shall use commercially reasonable efforts to cause the Registration Statement to become effective as soon as practicable, and to mail the Proxy Statement/Prospectus to the MCE shareholders, as soon thereafter as reasonably practicable; provided, however, that MCE agrees that the obligation of Aeroflex to use commercially reasonable efforts hereunder shall not (i) require Aeroflex to make any initial or continuing disclosure or (ii) prevent Aeroflex from contesting, in good faith, any position taken by the SEC in any comment letter that, in the case of (i) or (ii), Aeroflex, in good faith, determines or is advised by its securities counsel is not required or may not be in the best interests of Aeroflex or its shareholders, or (iii) require Aeroflex to incur expenses which are not commercially reasonable in the circumstances. The Proxy Statement/Prospectus shall include the recommendation of the Boards of Directors of MCE and Aeroflex in favor of the Merger.

          (i) Assumption of Options.  Aeroflex shall assume the currently issued
              ---------------------
and outstanding options under the 1996 Stock Option Plan; provided, that the number of shares purchasable under the 1996 Options shall be adjusted by multiplying such number by the Exchange Ratio and the exercise price thereof shall be adjusted by dividing such exercise price by the Exchange Ratio. The Aeroflex Common Stock underlying the options will be registered as of the Closing Date.

          (j) Tax-Free  Reorganization.  The parties will each use  commercially
              ------------------------
reasonable efforts consistent with the terms of this Agreement to cause the Merger to be treated as a reorganization within the meaning of Sections
368(a)(1)(A) and 368(a)(2)(D) of the Code and the applicable Treasury regulations related thereto.

          (k) Listing of Aeroflex  Shares.  Aeroflex shall use its  commercially
              ---------------------------
reasonable best efforts to cause Aeroflex Common Stock to be issued in the Merger to be approved for quotation, upon official notice of issuance, on the Nasdaq Stock Market.

          (l) Benefit  Plans.  As of the Effective  Time,  Aeroflex or Surviving
              --------------
Corporation by which Company's employees are employed shall have the option of continuing some or all of the welfare benefit plans of the Company for such periods as Aeroflex shall determine. To the extent that any such welfare benefit plans of the Company are not continued on or after the Effective Time, all welfare benefit plans of Aeroflex or Surviving Corporation in which Company's employees participate after such date shall, (i) to the extent allowable by such welfare benefit plans without additional cost, and consistent with the customary practices of Aeroflex and the provisions of all applicable laws and regulations, including the Health Insurance Portability and Accountability Act, provide coverage for pre-existing health conditions to the extent covered under the applicable plans or programs of the Company as of the Effective Time, (ii) provide employees of the Surviving Corporation credit for their prior service with the Company for eligibility and vesting purposes and for vacation accrual purposes, and (iii) to the extent that any such change in welfare benefit plan coverage for any group of Company employees occurs other than at the end of the accounting period of the plan (for which deductible amounts and co-payments are determined), recognize expenses and claims that were incurred by the Company's employees under the Company's plans as of the date of change, for purposes of computing deductible amounts and co-payments.

         (m) Indemnification and Insurance.
             -----------------------------

               (i) Surviving Corporation shall purchase for a cost not to exceed $100,000, and thereafter maintain in full force and effect, without reduction or modification, for a period of three (3) years following the Closing Date, extended coverage or a "tail" under the Company's existing policy of directors' and officers' liability insurance (the "Existing Policy"), to cover with the same liability protection and limits, those officers, directors and employees of the Company who were covered under the Existing Policy as of the Effective Time with respect to claims arising from facts or events that occurred on or prior to the Effective Time, including in connection with this Merger.

               (ii) The Bylaws of the Surviving Corporation shall contain the provisions with respect to indemnification set forth in the Bylaws of MCE, which provisions shall not be amended, repealed or otherwise modified for a period of three (3) years from the Effective Time in any manner that would adversely affect the rights thereunder of individuals who at the Effective Time were directors, officers or employees of MCE, unless such modification is required by law.


          (n) Further Action; Consents; Approvals. Upon the terms and subject to
              -----------------------------------
the conditions contained herein, MCE and Aeroflex shall each use their respective commercially reasonable efforts to (i) take or cause to be taken all actions necessary, proper or advisable to consummate and make effective as promptly as reasonably practicable the transactions contemplated by this Agreement, and (ii) to obtain all consents, waivers, approvals, authorizations or orders (including, without limitation, all United States and foreign governmental and regulatory rulings and approvals), and MCE and Aeroflex shall make all filings (including, without limitation, all filings with United States and foreign governmental and regulatory agencies) required in connection with the authorization, execution and delivery of this Agreement by MCE and Aeroflex and the consummation by them of the transactions contemplated hereby. MCE and Aeroflex shall furnish promptly all information required to be included in the Proxy Statement/Prospectus and the Registration Statement or for any application or other filing to be made pursuant to the rules and regulations of the United States or foreign governmental body in connection with the transactions contemplated by this Agreement.


         6.4   HSR Act
               -------

                      (a) Each of Aeroflex and MCE agrees to make an appropriate filing of a

Notification and Report Form pursuant to the HSR Act and other applicable competition legislation or regulations in any jurisdiction with respect to the transactions contemplated hereby as promptly as practicable and in any event within twenty (20) business days of the date hereof and to supply as promptly as practicable any additional information and documentary material that may be requested pursuant to the HSR Act or other such applicable competition legislation or regulations and to take all other actions necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act or other such applicable competition legislation or regulations as soon as practicable; provided that this Agreement shall not require Aeroflex to dispose of, hold separate, or make any change in any portion of its business or to incur any other burden in order to cause the expiration or termination of the applicable waiting periods under the HSR Act.

          (b) In connection with the efforts referenced in Section 6.4(a), each of Aeroflex and MCE shall (i) use its reasonable best efforts to cooperate in all respects with the other in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private party, (ii) keep the other party informed of any material communication received by such party from, or given by such party to, the Federal Trade Commission ("FTC"), the Antitrust Division of the Department of Justice (the "DOJ") or any other governmental authority and of any material communication received or given in connection with any proceeding by a private party, in each case regarding any of the transactions contemplated hereby and
(iii) permit the other party to review any material communication given by it to, and consult with each other to review any material communication given by it to, and consult with each other in advance of any meeting or conference with, the FTC, the DOJ or any such other governmental authority or, in connection with any proceeding by a private party, with any other Person.

          6.5 Shareholders Voting Agreement.  Concurrently herewith, each of the
              -----------------------------
Significant Shareholders are entering into an agreement with Aeroflex, Acquisition and MCE (each a "Shareholders Voting Agreement" and collectively the "Shareholders Voting Agreements") relative to (i) his covenant to vote his MCE Shares in favor of adoption of this Agreement and authorization of the Merger, and (ii) his title to his MCE Shares.

                                   ARTICLE VII
                              CONDITIONS PRECEDENT

          7.1   Conditions  to   Obligations   of   Acquisition   and  Aeroflex.
                ---------------------------------------------------------------
Consummation of the Merger and the other transactions contemplated hereby is subject to the fulfillment (or waiver by Acquisition or Aeroflex) at or prior to the Closing, of the following additional conditions, which MCE agrees to use its commercially reasonable best efforts to cause to be fulfilled:

            (a) Representations, Performance. The representations and warranties
                ----------------------------
contained in Article IV hereof shall be true at and as of the Closing Date with the same force and effect as if they had been made at and as of such date, except (i) as affected by the transactions contemplated hereby, (ii) for those representations and warranties which address matters only as of a particular date (which shall be true as of such date (subject to clause (iv) below)), (iii) representations and warranties not conditioned on materiality need only be true and correct in all material respects, and (iv) where the failure to be true and correct could not, reasonably be expected, individually or in the aggregate, to result in a Loss equal to or exceeding $500,000. The Company and the Shareholders shall have duly performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed or complied with by them prior to or on the Closing Date. MCE shall have delivered to Acquisition a certificate dated the Closing Date to the effect set forth above in this Section 7.1(a).

          (b) Shareholder  Approval.  Adoption of this Agreement and approval of
              ---------------------
the Merger by the Shareholders of MCE as required by law and by any applicable provisions of its Articles of Incorporation or Bylaws shall have been obtained.

          (c) Consents and Approvals. All required consents,  licenses, permits,
              ----------------------
approvals, authorizations, qualifications or orders necessary for the consummation of the Merger or any of the other transactions contemplated hereby, including under any of the Scheduled Contracts and under any Aeroflex bank loan agreement shall have been obtained.

          (d) Litigation.  No suit,  action or other proceeding or investigation
              ----------
shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damage or other relief in connection with this Agreement or the consummation of the Merger and the other transactions contemplated hereby or which could have a Material Adverse Effect on the Company.

          (e) Shareholders  Agreements.  Except for the Significant Shareholders
              ------------------------
Agreement, all shareholder agreements, voting trusts, proxies, agreements, arrangements or understandings of any kind which restrict or limit the ability to transfer, the right to vote or otherwise affect any of the MCE Shares of other securities of the Company shall have been terminated, cancelled, rescinded and of no further force and effect.

          (f) Pledge  Escrow  Agreement.  The Escrow  Agent,  the  Shareholders'
              -------------------------
Representative, the Warrantholders, Aeroflex and the other signatories thereto shall have executed and delivered to each other the Pledge Escrow Agreement.

          (g) Opinion of Counsel. Aeroflex and Acquisition shall have received a
              ------------------
favorable opinion, addressed to Aeroflex and Acquisition and dated the Closing Date, of Dykema Gossett PLLC, counsel for MCE, in form to be agreed upon.

          (h) Proceedings and Documentation. All corporate and other proceedings
              -----------------------------
of MCE and its shareholders in connection with the transactions contemplated by this Agreement, and all documents and instruments incident to such corporate proceedings, shall be reasonably satisfactory in substance and form to Acquisition, Aeroflex and its counsel, and Acquisition, Aeroflex and its counsel shall have received a copy of resolutions of the corporate shareholders authorizing the execution, delivery and performance of this Agreement, and a certificate of its secretary or assistant secretary, dated the Closing Date, to the effect that such resolutions were duly adopted and are in full force and effect, together with all such receipts, documents and instruments, or copies thereof, certified if requested, to which Acquisition or Aeroflex is entitled and as may be reasonably requested.

          (i) Damage to Property.  Since the date of this Agreement,  no portion
              ------------------
of the plants, machinery or equipment of or occupied by the Company shall have been damaged, destroyed or taken by condemnation or eminent domain to the extent that it would have a Material Adverse Effect on the Company.

          (j)  Employment  Agreements.  The  Employed  Shareholders  shall  have
               ----------------------
executed and delivered to Surviving Corporation the Employment Agreements, in the forms respectively attached here as Exhibits D-1, D-2 and D-3.

          (k) Good  Standing  Certificate.  Acquisition  shall  have  received a
              ---------------------------
certificate as of a date not more than 5 days prior to the Closing Date attesting to the good standing of MCE and each of its subsidiaries as a corporation in its jurisdiction of incorporation by the Secretary of State of such jurisdiction and a certificate of good standing from the Secretary of State of any other jurisdiction in which the qualification to do business as a foreign corporation is material to its business.

          (l) Registration Statement. The Registration Statement registering all
              ----------------------
shares of Aeroflex Common Stock to be issued pursuant hereto shall have been declared effective by the SEC.

          (m)  Employee  Confidential  Information  Agreements.  MCE shall  have
               -----------------------------------------------
delivered Employee Confidential Information Agreements executed by the Key Employees.

          (n) Warrants.  Except for the Warrants,  there shall be no outstanding
              --------
warrants to purchase shares of MCE. In this connection, all of the outstanding Warrants to purchase MCE Shares shall have been exercised or exchanged for shares of Aeroflex Common Stock in accordance with Section 2.2(c) and the Warrant Exchange Agreements. In addition, both the Amended and Restated Note, Warrant and Preferred Stock Purchase Agreement dated July 21, 2000, as amended, by and among MCE, Hanifen Imhoff Mezzanine Fund, L.P., and National City Capital Corporation and the Senior Subordinated Note and Warrant Purchase Agreement dated July 28, 1999, as amended, by and among MCE, Rocky Mountain Mezzanine Fund II,

L.P., Great Lakes Capital Investments, I LLC and National City Corporation shall have been terminated and of no further force and effect as of the Closing Date.

          (o) 2000  Options.  The  consent of holders of 2000  Options  with the
              -------------
right to acquire not less than 2,166,000 MCE Shares shall have been obtained with respect to the cancellation of their 2000 Options.

          (p) Series A Preferred  Stock. The Series A Preferred Stock shall have
              -------------------------
been duly and validly called for redemption such that it may be redeemed on the Closing Date for an aggregate amount not exceeding $4,326,400, plus any due and unpaid dividends.

          (q) Series B Subordinated  Debt. The Series B Subordinated  Debt shall
              ---------------------------
have been duly and validly called for payment at Closing in an aggregate amount not exceeding $4,701,972, plus any accrued and unpaid interest.

          (r)  Senior  Debt.  The Senior  Debt shall have been duly and  validly
               ------------
called for payment at Closing in an aggregate amount not exceeding $15,200,000.


         7.2      Conditions to Obligations of MCE.
                  --------------------------------

          Consummation of the Merger and the other transactions contemplated hereby is subject to the fulfillment (or waiver by MCE), on or prior to the Closing Date, of the following conditions, which Aeroflex and Acquisition agree to use their commercially reasonable best efforts to cause to be fulfilled:

          (a) Representations,  Performance.  The representations and warranties
              -----------------------------
of Aeroflex and Acquisition contained in Section 5 hereof and in any certificate delivered in connection herewith shall be true at and as of the date hereof, except (i) as affected by the transactions contemplated hereby, (ii) for those representations and warranties which address matters only as of a particular date which shall be true as of such date, and (iii) representative and warranties not conditioned on materiality need only be true and correct in all material respects. Aeroflex and Acquisition shall have duly performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date. Each of Aeroflex and Acquisition shall have delivered to the Shareholders an officer's certificate dated the Closing Date to the effect set forth above in this Section 7.2(a).

          (b) Shareholder  Approval.  Adoption of this Agreement and approval of
              ---------------------
the Merger by the Shareholders of MCE as required by law and by any applicable provisions of its Certificate or Articles of Incorporation or Bylaws shall have been obtained.

          (c) Consents and Approvals. All required consents, licenses, permits,
              ----------------------
approvals,  authorizations,   qualifications   or  orders   necessary  for  the
consummation of the Merger or any of the other transactions contemplated hereby, including under any of the Scheduled Contracts and under any Aeroflex bank loan agreement shall have been obtained.

          (d) Litigation.  No suit,  action or other proceeding or investigation
              ----------
shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damage or other relief in connection with this Agreement or the consummation of the Merger and the other transactions contemplated hereby or which could have a Material Adverse Effect on Aeroflex.

          (e) Pledge  Escrow  Agreement.  The Escrow  Agent,  the  Shareholders'
              -------------------------
Representative, the Warrantholders, Aeroflex and the other signatories thereto shall have executed and delivered to each other the Pledge Escrow Agreement.

          (f) Opinion of Counsel.  MCE shall have received a favorable  opinion,
              ------------------
addressed to it and dated the Closing Date, of Kramer, Coleman, Wactlar & Lieberman, P.C., counsel for Aeroflex and Acquisition, in form to be agreed upon.

          (g) Proceedings and Documentation. All corporate and other proceedings
              -----------------------------
in connection with the transactions contemplated by this Agreement, and all documents and instruments incident thereto, shall be reasonably satisfactory in substance and form to MCE and its counsel, and MCE and its counsel shall have received a copy of resolutions of the Boards of Directors of Aeroflex and Acquisition authorizing the execution, delivery and performance of this Agreement by Aeroflex and Acquisition, and a certificate of the secretary or assistant secretary of each of Aeroflex and Acquisition, dated the Closing Date, to the effect that such resolutions were duly adopted and are in full force and effect, together with all such receipts, documents and instruments, or copies thereof, certified if requested, to which the MCE is entitled and as may be reasonably requested.

          (h)  Employment  Agreements.  The  Employed  Shareholders  shall  have
               ----------------------
executed and delivered to Surviving Corporation the Employment Agreements, in the forms respectively attached here as Exhibits D-1, D-2 and D-3.

          (i) Good Standing  Certificates.  Aeroflex and Acquisition  shall have
              ---------------------------
delivered to the shareholders a certificate as of a date not more than 5 days prior to the Closing Date attesting to the good standing of Aeroflex and Acquisition as corporations in their respective jurisdiction of incorporation.

          (j) Registration Statement. The Registration Statement registering all
              ----------------------
shares of Aeroflex Common Stock to be issued pursuant hereto shall have been declared effective by the SEC.

          (k) Listing of Aeroflex Common Stock.  The Aeroflex Common Stock to be
              --------------------------------
issued in the Merger and such other shares reserved for issuance in connection with the Merger shall have been authorized for listing on the Nasdaq Stock Market, subject to notice of official issuance.

          (l) Series A Preferred Stock.  Aeroflex shall have paid to the holders
              ------------------------
of the Series A Preferred Stock which was duly and validly called for redemption by MCE, $4,326,400 at Closing to redeem the Series A Preferred Stock, plus any due and unpaid dividends.

          (m)  Series B  Subordinated  Debt.  Aeroflex  shall  have  paid to the
               ----------------------------
holders of the Series B Subordinated Debt which was duly and validly called by MCE for payment at the Closing, $4,701,972 in full payment and discharge thereof, plus any accrued and unpaid interest.

          (n) Senior Debt. Aeroflex shall have paid to the holders of the Senior
              -----------
Debt which was duly and validly called for payment at the Closing by MCE, not more than $15,200,000 in full payment and discharge thereof.


                                  ARTICLE VIII
                                   DEFINITIONS

         8.1    Definition of Certain Terms.
                ---------------------------

          As used herein, the following terms shall have the following meanings:

          Affiliate:  with respect to any Person, any Person which,  directly or
          ---------
indirectly, controls, is controlled by, or is under common control with, such Person. The term "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

          Code: the Internal Revenue Code of 1986, as amended, together with the
          ----
U.S. Treasury rulings and regulations promulgated thereunder.

          Employed  Shareholders:  shall mean (i) John L.  Smucker,  (ii) Jon E.
          ----------------------
Carlson, and (iii) Geoffrey D. Smith.

          Employee   Confidential    Information   Agreements:    The   Employee
          ---------------------------------------------------
Confidential Information Agreements between the Key Employees and Surviving Corporation in the form attached hereto as Exhibit B.

          Employment Agreements:  the Employment Agreement between John Smucker,
          ---------------------
Jon Carlson and Geoffrey Smith, on the one hand, and Surviving Corporation, on the other hand, in the form attached hereto as Exhibits D-1, D-2 and D-3, respectively.

          Environmental  Actions:  refers to any complaint,  summons,  citation,
          ----------------------
notice, directive, order, claim, litigation, investigation, proceeding, judgment, letter or other communication from any federal, state, local or municipal agency, department, bureau, office or other authority or any third party involving a Hazardous Discharge or any violation of any order, permit or Environmental Laws.

          Environmental  Laws: each and every applicable  federal,  state, local
          -------------------
and foreign law, statute, ordinance, regulation, rule, judicial or administrative order or decree, permit license, approval, authorization or similar requirement of each and every federal, and pertinent state, local and foreign governmental agency or other governmental authority, pertaining to the protection of human health and safety or the environment including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act (CERCLA), 42 U.S.C. 9601 et set, the Resource Conservation and Recovery Act
(RCRA), 42 U.S.C. 6901 et seq., the Toxic Substances Control Act (TSCA), 15 U.S.C. 2601 et seq., the Water Pollution Control Act (FWPCA), 33 U.S.C. 1251 et seq., and the Occupational Safety and Health Act (OSHA), 42 U.S.C. 655.

          Environmental  Liability:  any and all liabilities,  damages,  losses,
          ------------------------
penalties, fines, encumbrances and liens incurred: (i) to comply with, or by reason of, the violation of any Environmental Law; (ii) to investigate, evaluate, respond to, remediate or otherwise which result from, the release or threatened release of Hazardous Substances or the existence of contamination in, on, under, to, from or about any properties formerly or currently owned, leased or operated by the Company, (iii) by reason of any injury to person, property or the natural resources caused by, or resulting from any environmental conditions present at, any properties formerly or currently owned, leased or operated by the Company or created by or arising out of the current or former operation of the Company or any prior owner or operator of a facility or site at which the Company operates, has operated or disposes or has disposed of Hazardous Substances.

          ERISA:  the  Employee  Retirement  Income  Security  Act of  1974,  as
          -----
amended.

          Escrow  Agent:  means the escrow agent to be appointed  for the Pledge
          -------------
Escrow Agreement as mutually agreed upon by Aeroflex, Surviving Corporation, the Shareholder's Representative and the Warrantholders.

          Escrow Fund: as defined in the Pledge Escrow Agreement. .
          -----------

          Exchange Act:  means the Securities Exchange Act of 1934, as amended.
          ------------

          Exchange Ratio:  means the following fraction:
          --------------

               (i) the numerator of which shall be the sum of $45,000,000, plus the exercise price for the Warrants and the 1996 Option, and minus the amount of the Shareholder Expenses; and

               (ii) the denominator of which shall be the product of the sum of the total issued and outstanding MCE Shares, plus the number of shares issuable under the Warrants and the 1996 Option, multiplied by the Per Share Price.

          Financial Statements: the audited consolidated financial statements of
          --------------------
the Company, as at and for the years ended December 31, 2000, 2001, and 2002 and the unaudited consolidated financial statements of the Company, as at and for the quarter ended March 31, 2003, which financial statements include, in each case, a balance sheet, a statement of operations, a statement of shareholders' equity and a statement of cash flows.

          GAAP:  means generally  accepted  accounting  principles in the United
          ----
States of America as in effect from time to time set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity as may be in general use by significant segments of the accounting profession, which are applicable to the circumstances as of the date of determination.


          Government  Authority:  means any  federal,  state,  local or  foreign
          ---------------------
governmental authority, quasi governmental authority, court, regulatory or administrative organization or agency, commission and tribunal or a department, branch or division of any of the foregoing.

          HSR Act:  Hart-Scott-Rodino  AntiTrust  Improvements  Act of 1976,  as
          -------
amended.

          Hazardous Discharge: means any releasing,  spilling, leaking, pumping,
          -------------------
pouring,  emitting,  emptying,   discharging,   injecting,  escaping,  leaching,
disposing or dumping of Hazardous Substances which violates Environmental Laws.

          Hazardous  Substance:  means  any  substance,  compound,  chemical  or
          --------------------
element which is (i) defined or classified as a hazardous substance, hazardous material, toxic substance, hazardous waste, pollutant or contaminant under any Environmental Law, or (ii) a petroleum hydrocarbon, including crude oil or any fraction thereof, (iii) hazardous, toxic, corrosive, flammable, explosive, infectious, radioactive, carcinogenic or a reproductive toxicant, or (iv) regulated pursuant to any Environmental law. The term "Hazardous Substance" shall also include asbestos-containing materials and manufactured products containing Hazardous Substances.

          Indemnified  Party: a party hereto or other Person  designated  herein
          ------------------
entitled to indemnification under this Agreement.

          Indemnifying Party: a party hereto required to provide indemnification
          ------------------
under this Agreement.

          Key  Employees:  the  employees  listed  on  Schedule  6.3(d)  hereof.
          --------------

          Knowledge  or  Awareness:  or similar  terms of any  Person  means the
          ------------------------
actual knowledge or awareness of such Person or such Person's officers and other individuals exercising supervisory authority and such knowledge or awareness as the individuals should have had after reasonable investigation. With respect to MCE or its subsidiaries, knowledge or awareness shall mean the actual knowledge or awareness of John Smucker, President of MCE, Jon Carlson, Vice President-Finance of MCE, Geoffrey Smith, Vice President-Marketing of MCE, Craig Lindberg, President of MCE / Inmet Corporation, Michael Snyder, President of MCE / KDI Triangle Corporation, Bob Hathaway, President of the Resistor Division of MCE / KDI Triangle Corporation, Francis Kwan, President of MCE / Metelics Corporation, or Robert Stephens, President of MCE / Weinschel Corporation and shall be deemed to include a representation that such individuals have made all usual and reasonable inquiries in respect of such matters.

          Material Adverse Effect or Materially Adversely Affected: with respect
          --------------------------------------------------------
to any Person means any material adverse change in the business, properties, results of operations, future prospects or financial condition of such Person or its business, taken as a whole.

          Ordinary  Course of Business:  means the  ordinary  course of business
          ----------------------------
consistent with past custom and practice (including with respect to quantity, quality and frequency).

          Permitted Lien:  means mean with respect to the Company:
          --------------

                  (a) liens for taxes not yet delinquent or which are being contested in good faith by appropriate proceedings diligently pursued, provided that adequate reserves for the full payment of all such taxes has been maintained on the Financial Statements in accordance with and as required by GAAP;

          (b) mechanics', materialmen's, banker's, carriers', warehousemen's and similar liens arising in the ordinary course of business and securing obligations of such Person that are not overdue or are being contested in good faith by appropriate proceedings diligently pursued, provided that in the case of any such contest (i) any proceedings commenced for the enforcement of such liens shall have been duly suspended; and (ii) adequate reserves for the full payment of such liens have been maintained on the Financial Statements in accordance with and as required by GAAP;

          (c) liens arising in connection with worker's compensation, unemployment insurance, old age pensions and social security benefits and similar statutory obligations which are not overdue or are being contested in good faith by appropriate proceedings diligently pursued, provided that in the case of any such contest (i) any proceedings commenced for the enforcement of such liens shall have been duly suspended; and (ii) adequate reserves for the full payment of such liens have been maintained on the Financial Statements in accordance with and as required by GAAP;

          (d) (i) liens incurred in the ordinary course of business to secure the performance of statutory obligations arising in connection with progress payments or advance payments due under contracts with the United States government or any agency thereof entered into in the ordinary course of business and (ii) liens incurred or deposits made in the ordinary course of business to secure the performance of statutory obligations, bids, leases, fee and expense arrangements with trustees and fiscal agents and other similar obligations (exclusive of obligations incurred in connection with the borrowing of money, any lease-purchase arrangements or the payment of the deferred purchase price of property), provided that adequate reserves for the full payment of all such obligations set forth in clauses (i) and (ii) have been maintained on the Financial Statements in accordance with and as required by GAAP;

          (e) survey exceptions, easements, reservations or rights-of-way for utilities and other similar purposes which do not materially interfere with the business of the Company as it is currently conducted;

          (f) interests of lessors in leased equipment, including filings for notification purposes; and

          (g) Liens securing executory obligations under leases of the Real Property.

          Per Share Price:  shall mean $7.4930.
          ---------------

          Person:   any  natural   person,   firm,   partnership,   association,
          ------
corporation, trust, public body or government.

          Pledge Escrow  Agreement:  means the Pledge Escrow Agreement among the
          ------------------------
Escrow Agent, the Shareholders' Representative, the Warrantholders and Aeroflex and Surviving Corporation in the form attached hereto as Exhibit F and such other form requested by the Escrow Agent and mutually agreed to by the other signatories thereto.

          Pro Rata Percentage:  means, with respect to a Shareholder  (including
          -------------------
the Warrantholders), the quotient, in percentage form, of (a) the number of MCE Shares held by such

Shareholder or the number of MCE Shares issuable under the Warrants held by the Warrantholder, as the case may be, immediately prior to the Effective Time, divided by (b) the total number of MCE Shares held by all of the Shareholders plus the total number of MCE Shares issuable under the Warrants held by the Warrantholders, as the case may be, immediately prior to the Effective Time.

          Related  Agreements:  the  Pledge  Escrow  Agreement,  the  Employment
          -------------------
Agreements, the Significant Shareholders Agreement and the Warrant Exchange Agreements.

          SEC:  means the Securities and Exchange Commission.
          ---

          Securities Act:  means the Securities Act of 1933, as amended.
          --------------

          Senior Debt: means the revolving line of credit and term  indebtedness
          -----------
issued pursuant to the Credit Agreement, dated July 29, 1999, as amended, among the lenders signatories hereto, Comerica Bank as agent for the lenders and MCE.

          Series A  Preferred  Stock:  means the  shares of Series A  Redeemable
          --------------------------
Preferred Stock, liquidation value $1,000 per share, of MCE.


          Series B Subordinated  Debt: means the  indebtedness  evidenced by the
          ---------------------------
promissory notes issued pursuant to the Senior Subordinated Note and Warrant Purchase Agreement, dated July 28, 1999, as amended, among MCE, National City Capital Corporation, Great Lakes Capital Investments, I, LLC and Rocky Mountain Mezzanine Fund II, LP in the initial principal amount of $4.5 million.

          Shareholders:  unless the context otherwise  requires,  shall mean the
          ------------
shareholders of the MCE Shares immediately prior to the Effective Time.

          Shareholder Indemnity Obligations:  shall mean the obligations of the
          ----------------------------------
Shareholders and the Warrantholders to indemnify Aeroflex, Surviving Corporation and their respective Affiliates and all other Persons identified in Section 9.3 for Losses pursuant to Article IX hereof.

          Significant Shareholders:  shall mean the following Shareholders:  (i)
          ------------------------
James S. Chapman; (ii) Michael J. Endres; (iii) E5 Limited Partnership; (iv) Timbertop Investments II, L.P.; (v) John L. Smucker; and (vi) Smucker Family Ventures.

          Total Stock Consideration Value:  shall mean $45,000,000.
          -------------------------------

          Trade  Secret:  any  information  used by the Company in its business,
          -------------
including a formula, pattern, computer software, database information, compilation, program, device, method, technique, or process, that has a material independent economic value, actual or potential, not being generally known to, and not being readily ascertainable by proper means by other Persons who can obtain economic value by its disclosure or use.

          Warrantholders:  shall mean National City Capital  Corporation,  Great
          --------------
Lakes Capital Investments, I, LLC, Rocky Mountain Mezzanine Fund II, LP, and Hanifen Imhoff Mezzanine Fund, L.P.

                                   ARTICLE IX
            SURVIVAL OF REPRESENTATIONS & WARRANTIES; INDEMNIFICATION

         9.1      Survival of Representations and Warranties.
                  ------------------------------------------

          Except as expressly provided in this Agreement, all representations and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall not terminate, but shall survive the Closing and continue in effect until two (2) years following the Closing Date; provided, however, that representations and warranties under Sections 4.3 (capital stock), 4.6 (taxes) and 4.22 (environmental) shall remain in effect until four (4) years following the Closing Date; and further provided, that any such representation or warranty as to which a claim shall have been asserted during such survival period shall continue in effect until such time as such claim shall have been resolved or settled.

         9.2      Survival of Covenants and Agreements.
                  ------------------------------------

          Except as expressly provided in this Agreement, all covenants and agreements made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall not terminate but shall survive the Closing.

         9.3      Indemnification by MCE Shareholders.
                  -----------------------------------

          The Shareholders (which, for purposes of this Article IX, includes the Warrantholders as more fully set forth in the Warrant Exchange Agreement), without any right of recourse against MCE or the Surviving Corporation for contribution, offset or otherwise or as a defense thereto, shall indemnify and hold harmless Aeroflex, Surviving Corporation, their Affiliates, their respective officers, directors and principal shareholders and their respective successors and assigns (the "Aeroflex Indemnified Parties") from and against any claims, liabilities, losses, damages or expenses (any one such item being herein called a "Loss" and all such items being herein collectively called "Losses") which are caused by or arise out of:

          (a) any breach or default in the performance by MCE of any covenant or agreement of MCE contained herein or in any certificate delivered pursuant hereto at the

Closing;

          (b) breach of  warranty or  representation  made by MCE  contained  in
Article IV of this Agreement or in any certificate delivered pursuant hereto at the Closing, except the representations and warranties set forth in Section 4.22 (the "Environmental Representations and Warranties");

          (c) any breach of the Environmental Representations and Warranties and any Environmental Liability arising out of, or relating to, the Combe Fill South Landfill, the Black Brook Well Fields, the Ordnance Products Superfund Site, the Sharkey Landfill and the East Hanover Groundwater Directives and Settlement (collectively, the "Environmental Matters").

          (d) without regard to the Deductible, which shall not apply, any expenses not paid by the Shareholders in accordance with Section 6.3(e).

          (e)  any  and  all  actions,  suits,  proceedings,   claims,  demands,
judgments, costs and expenses (including reasonable legal fees) incident to any of the foregoing.

Such indemnification shall be made by Indemnified Party's recourse to and payment from the Escrow Fund held pursuant to the Pledge Escrow Agreement, valuing any Aeroflex Common Stock delivered from the Escrow Fund in the manner described therein.

          9.4 Indemnification by Aeroflex. Aeroflex agrees to indemnify and hold
              ---------------------------
harmless MCE (if the Closing does not occur), the Shareholders, their respective Affiliates, their respective officers, directors and principal shareholders and their respective successors and assigns from and against any Losses which are caused by or arise out of:

          (a) any breach or default in the performance by Aeroflex, Acquisition or the Surviving Corporation of any covenant or agreement of Aeroflex or Acquisition contained herein or in any certificate delivered pursuant hereto or thereto or at the Closing;

          (b) any breach of warranty or representation made by Aeroflex or Acquisition contained in Article V or in any certificate delivered pursuant hereto at the Closing; and

          (c)  any  and  all  actions,  suits,  proceedings,   claims,  demands,
judgments, costs and expenses (including reasonable legal fees) incident to any of the foregoing.

         9.5      Procedure - Third-Party Claims.
                  ------------------------------

          (a) Promptly after receipt by an Indemnified Party of notice of the commencement of any proceeding against it, such Indemnified Party will, if a claim is to be made against an Indemnifying Party, give notice to the Indemnifying Party of the commencement of such claim, but the failure to notify the Indemnifying Party will not relieve the Indemnifying Party of any liability that it may have to any Indemnified Party, except to the extent that the Indemnifying Party demonstrates that the defense of such action is prejudiced by the Indemnifying Party's failure to give such notice.

          (b) If any proceeding referred to in Section 9.5(a) is brought against an Indemnified Party and it gives notice to the Indemnifying Party of the commencement of such proceeding, the Indemnifying Party will be entitled to participate in such proceeding and, to the extent that it wishes (unless (i) the Indemnifying Party is also a party to such proceeding and the Indemnified Party reasonably determines in good faith that joint representation would be inappropriate, or (ii) the Indemnifying Party fails to provide reasonable assurance to the Indemnified Party of its financial capacity to defend such proceeding and provide indemnification with respect to such proceeding), to assume the defense of such proceeding with counsel reasonably satisfactory to the Indemnified Party and, after notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such proceeding, the Indemnifying Party will not, as long as it diligently conducts such defense, be liable to the Indemnified Party under this Article IX for any fees of other counsel or any other expenses with respect to the defense of such proceeding, in each case subsequently incurred by the Indemnified Party in connection with the defense of such proceeding, other than reasonable costs of investigation. If the Indemnifying Party assumes the defense of a proceeding, (i) it will be conclusively established for purposes of this Agreement that the claims made in that proceeding are within the scope of and subject to indemnification; (ii) no compromise or settlement of such claims may be effected by the Indemnifying Party without the Indemnified Party's consent (which consent will not be unreasonably withheld or delayed) unless (A) there is no finding or admission of any violation of law or any violation of the rights of any person and no effect on any other claims that may be made against the Indemnified Party, and (B) the sole relief provided is monetary damages that are paid in full by the Indemnifying Party; and (iii) the Indemnified Party will have no liability with respect to any compromise or settlement of such claims effected without its consent. If notice is given to an Indemnifying Party of the commencement of any proceeding and the Indemnifying Party does not, within fifteen days after the Indemnified Party's notice is given, give notice to the Indemnified Party of its election to assume the defense of such proceeding, the Indemnifying Party will be bound by any determination made in such proceeding or any compromise or settlement effected by the Indemnified Party to which the Indemnifying Party consents, which consent may not be unreasonably withheld.

          (c) Notwithstanding the foregoing, in the event that a claim against the Shareholders involves Taxes:

               (i) the Shareholders' Representative, and its attorneys, agents and other representatives, will be entitled to participate in such proceeding (at the Shareholders' expense) to the extent Aeroflex determines in good faith that it is reasonably appropriate to do so, but will not be authorized to assume the defense of such claim;

               (ii) the Shareholders, on the one hand, and Aeroflex, on the other hand, shall cooperate (and cause their respective Affiliates to cooperate) with each other in connection with such claim without the express written consent of Aeroflex; and

               (iii) if Aeroflex does not allow the Shareholders' Representative to assume the defense of such claim, then (A) the Shareholders nevertheless shall remain liable for the payment of all reasonable legal fees, costs and expenses incurred in connection therewith, (B) Aeroflex shall promptly provide the Shareholders' Representative with access to and copies of all relevant information relative to such claim during the pendency of such claim, and (C) none of Aeroflex or its Affiliates shall agree to compromise or settle such claim without the Shareholders' Representatives consent (which will not be unreasonably withheld or delayed).

               (iv) Aeroflex and the Shareholders' Representative agree to cooperate reasonably in determining whether to settle, compromise, defend and/or appeal any claim.

          (d) Notwithstanding the foregoing, if an Indemnified Party determines in good faith that there is a reasonable probability that a proceeding is reasonably likely to have a Material Adverse Effect upon it or its Affiliates other than as a result of monetary damages for which it would be entitled to indemnification under this Agreement, the Indemnified Party may, by notice to the Indemnifying Party, assume the exclusive right to defend, compromise, or settle such proceeding, but the Indemnifying Party, although still liable for the payment of all reasonable legal fees, costs and expenses incurred in connection therewith, will not be bound by any determination of a proceeding so defended or any compromised or settlement effected without its consent which may not be unreasonably delayed or withheld. Aeroflex and the Shareholders' Representative agree to cooperate reasonably in determining whether to settle, compromise, defend and/or appeal any claim.

          9.6  Procedure - Other  Claims.  A claim for  indemnification  for any
               -------------------------
matter not involving a third-party claim may be asserted by notice to the party from whom indemnification is sought.

          9.7  Remedies.  Except  as  otherwise  specifically  provided  in this
               --------
Agreement and the Pledge Escrow Agent, the sole and exclusive remedy of Aeroflex, Acquisition, Surviving Corporation, and the Shareholders hereunder shall be restricted to the indemnification rights set forth in this Article IX.

          9.8 Certain  Limitations.  Notwithstanding any other provision in this
              --------------------
Agreement to the contrary, the liability of the Shareholders for claims under this Agreement shall be limited by the following:

          (a) Except as set forth in Section 9.3(d), no claim or claims shall be asserted pursuant to the provisions of Section 9.3(a), (b), (d) or (e) or
Section 9.4(a), (b) or (c) unless and to the extent that the amount of such Indemnified Party's Losses exceeds $250,000 in the aggregate (the "Deductible"), in which event such Indemnified Party shall be entitled to receive all of its Losses, including the Deductible, in excess of $100,000.

          (b) No claim or claims shall be asserted pursuant to Section 9.3(c) unless, and then only to the extent that, the amount of the Losses suffered by Aeroflex Indemnified Parties as a result of the breach of the Environmental Representations and Warranties and/or in connection with Environmental Matters exceed $250,000 (the "Environmental Deductible").

          (c) The aggregate amount of Losses recoverable pursuant to the provisions of Article IX by Aeroflex, Acquisition or Surviving Corporation shall be limited to lesser of (i) the Escrow Fund, or (ii) $36,000,000 (the "Maximum Value").

          (d) The aggregate amount of Losses recoverable pursuant to the provisions of Article IX by the Shareholders and MCE shall be limited to the Maximum Value.

          (e)  The  Shareholders'   liability  for  Losses  in  respect  of  the
Shareholders' Indemnity Obligations, shall be limited solely and exclusively to the Escrow Fund.

         9.9    Calculation of Damages.
                ----------------------

          (a) For purposes of this Article IX, "Losses" shall be calculated after making appropriate adjustments for net insurance proceeds actually received by the parties after taking into consideration the costs incurred to collect such proceeds and the premiums paid for the policy under which such is recovery is had.

          (b) Except as and to the extent that the same are components of a third party claim for which an Indemnified Party is seeking indemnification hereunder, in the absence of actual fraud or willful misconduct, no party shall be entitled to recover from any other party hereunder special, indirect, incidental, punitive or consequential damages. The term "Losses" as used in
Article IX is not limited to matters asserted by third parties but includes damages incurred or sustained by an Indemnified Party in the absence of third party claims.

          9.10 Knowledge.  It shall not be a defense,  nor shall Aeroflex or the
               ---------
Shareholders, as the case may be, be deemed to have waived or released or otherwise be estopped from asserting any claim for indemnification for breach of a representation, warranty, covenant, agreement, or condition by having consummated the Closing despite actual or constructive knowledge of such breach prior to Closing.

          9.11  Satisfaction  of   Indemnification   Obligations;   Escrow  Fund
                ----------------------------------------------------------------
Reimbursement  Fund.  In  accordance  with Article II (and the Warrant  Exchange
-------------------
Agreements), each of the Shareholders (including the Warrantholders) entitled to receive Aeroflex Common Stock in the Merger (or the Warrant Exchange) will be deemed to have received, pledged to Aeroflex and delivered to the Escrow Agent accordingly the Escrow Shares, including the Reimbursement Shares (plus, in each case, any additional shares as may be issued upon any stock split, stock dividend or recapitalization effected by Aeroflex after the Effective Time with respect to the Escrow Shares or the Reimbursement Shares, as applicable). The Escrow Shares will be deposited with and will be held by an institution mutually acceptable to Aeroflex and the Shareholders' Representative as Escrow Agent, such deposit to constitute an escrow fund (the "Escrow Fund") to be governed by the terms set forth in the Pledge Escrow Agreement. Payment of any Loss from the Escrow Fund shall be deemed to have been made ratably from the Escrow Fund. The Reimbursement Shares will be deposited with and held by the Escrow Agent separately, such deposit to constitute the sole and exclusive fund for reimbursement of expenses incurred by the Shareholder's Representative (the "Reimbursement Fund"), which shall be governed by the Pledge Escrow Agreement. Payment of any amount out of the Reimbursement Fund shall be deemed to have been made ratably from the Reimbursement Fund.

                                    ARTICLE X
                          SHAREHOLDERS' REPRESENTATIVE

          10.1  Appointment.  In the event  that the  Shareholders  approve  the
                -----------
Merger, effective upon such vote and without further action by the Shareholders, MCE and the Shareholders (including the Warrantholders acting pursuant to the Warrant Exchange Agreements) hereby irrevocably appoint Michael J. Endres (the "Shareholders' Representative") to act as the true and lawful agent of the Shareholders and attorney-in-fact with respect to all matters arising in connection with this Agreement and the Escrow Agreement.

          10.2 Powers and Authority. The Shareholders' Representative shall have
               --------------------
full power and authority to represent all of the Shareholders (which, for purposes of this Article X, includes the Warrantholders as more fully set forth in the Warrant Exchange Agreement) and their successors with respect to all matters arising under this Agreement and the Pledge Escrow Agreement and all actions taken by the Shareholders' Representative hereunder and thereunder shall be binding upon all such Shareholders and their successors as if expressly confirmed and ratified in writing by each of them and no Shareholder shall have the right to object, dissent, protest or otherwise contest the same. The Shareholders' Representative shall take any and all actions which he believes are necessary or appropriate under this Agreement and the Pledge Escrow Agreement for and on behalf of the Shareholders, as fully as if the Shareholders were acting on their own behalf, including, without limitation, executing this Agreement and the Pledge Escrow Agreement as Shareholders' Representative, giving and receiving any notice or instruction permitted or required under this Agreement or the Pledge Escrow Agreement by the

Shareholders' Representative or any Shareholder, interpreting all of the terms and provisions of this Agreement and the Pledge Escrow Agreement, authorizing payments to be made with respect hereto or thereto, obtaining reimbursement as provided for herein for all out-of-pocket fees and expenses and other obligations of or incurred by the Shareholders' Representative in connection with this Agreement and the Pledge Escrow Agreement, defending all Claims against the Shareholders pursuant to Article IX hereof and the Pledge Escrow Agreement, consenting to, compromising or settling all Claims, conducting negotiations with Aeroflex and its agents regarding such Claims, dealing with Aeroflex and the Escrow Agent under this Agreement and the Pledge Escrow Agreement with respect to all matters arising under this Agreement and the Pledge Escrow Agreement, taking any and all other actions specified in or contemplated by this Agreement and the Pledge Escrow Agreement, and engaging counsel, accountants or other Representatives of the Shareholders' Representative in connection with the foregoing matters. Without limiting the generality of the foregoing, the Shareholders' Representative shall have full power and authority to interpret all the terms and provisions of this Agreement and the Pledge Escrow Agreement and to consent to any amendment hereof or thereof on behalf of all such Shareholders and such successors. Notwithstanding the foregoing, each Shareholder shall have the right to exercise any voting rights appertaining to the Escrow Shares.

     10.3 Authorization.  Without limiting the generality of the foregoing,  the
          -------------
Shareholders' Representative has been appointed as the Shareholders' Representative to act as the true and lawful agent of the Shareholders and attorney-in-fact with respect to all matters arising in connection with this Agreement and the Pledge Escrow Agreement, including but not limited to the power and authority on behalf of each Shareholder (other than in his or her own right) to do any one or all of the following:

               (i) Receive all notices or documents given or to be given to any of the Shareholders by Aeroflex pursuant hereto or to the Pledge Escrow Agreement or in connection herewith or therewith and to receive and accept service of legal process in connection with any suit or proceeding arising under this Agreement or the Pledge Escrow Agreement;

               (ii) Deliver to Aeroflex at the Closing all certificates and documents to be delivered to Aeroflex by any of the Shareholders pursuant to this Agreement, together with any other certificates and documents executed by any of the Shareholders and deposited with the Shareholders' Representative for such purpose;

               (iii) Engage counsel, and such accountants and other advisors for any of the Shareholders and incur such other expenses on behalf of any of the Shareholders in connection with this Agreement or the Pledge Escrow Agreement and the transactions contemplated hereby or thereby as the Shareholders' Representative may in its sole discretion deem appropriate; and

               (iv) Take such action on behalf of any of the Shareholders as the Shareholders' Representative may in its sole discretion deem appropriate in respect of:

                    (A) waiving any inaccuracies in the representations or warranties of Aeroflex contained in this Agreement or in any document delivered by Aeroflex pursuant hereto;

                    (B) waiving the fulfillment of any of the conditions precedent to the Company's obligations hereunder or pursuant to the Pledge Escrow Agreement;

                    (C)   taking   such  other   action  as  the   Shareholders'
Representative or any of the Shareholders is authorized to take under this Agreement or the Pledge Escrow Agreement;

                    (D) receiving all documents or certificates and making all determinations, on behalf of any of the Shareholders, required under this Agreement or the Pledge Escrow Agreement;

                    (E) all such other matters as the Shareholders' Representative may in its sole discretion deem necessary or appropriate to consummate this Agreement or the Pledge Escrow Agreement and the transactions contemplated hereby and thereby; and

                    (F) all such action as may be necessary after the Closing Date to carry out any of the transactions contemplated by this Agreement, including, without limitation, the defense and/or settlement of any claims for which indemnification is sought pursuant to Article IX of this Agreement and any waiver of any obligation of Aeroflex or the Surviving Corporation.

          All actions, decisions and instructions of the Shareholders' Representative shall be conclusive and binding upon all of the Shareholders (including the Warrantholders) and no Shareholder nor any other Person shall have any claim or cause of action against the Shareholders' Representative, and the Shareholders' Representative shall have no liability to any Shareholder or any other Person, for any action taken, decision made or instruction given by the Shareholders' Representative in connection with the Escrow Agreement or this Agreement, except in the case of his own gross negligence or willful misconduct.

          10.4    Indemnification   of   Shareholders'    Representative.    The
                  ------------------------------------------------------
Shareholders' Representative shall incur no liability to the Shareholders or the Escrow Agent or any other person with respect to any action taken or suffered by him in reliance upon any note, direction, instruction, consent, statement or other documents reasonably believed by the Shareholders' Representative to be genuinely and duly authorized by at least a Majority in Interest of the Shareholders (or the successors or assigns thereto), nor for other action or inaction taken or omitted in good faith in connection herewith or with the Pledge Escrow Agreement, in any case except for liability to the Shareholders for its own gross negligence or willful misconduct. The Shareholders' Representative shall be indemnified by the Shareholders (and Warrantholders) for and shall be held harmless against any loss, liability or expense incurred without gross negligence or willful misconduct on the part of the Shareholders' Representative arising out of or in connection with its performance under this Agreement and the Pledge Escrow Agreement. This indemnification shall survive the termination of this Agreement. For all purposes hereunder, a "Majority in Interest" of the Shareholders shall be determined on the basis of each Shareholder's ownership of MCE Common Stock immediately prior to the Effective Time (assuming the exercise or conversion of all warrants outstanding immediately prior to the Effective Time). The Shareholders' Representative may, in all questions arising under this Agreement and the Pledge Escrow Agreement, rely on the advice of counsel and for anything done, omitted or suffered in good faith by the Shareholders' Representative in accordance with such advice, the Shareholders' Representative shall not be liable to the Shareholders or the Escrow Agent or any other person. In no event shall the Shareholders' Representative be liable hereunder or in connection herewith for (i) any indirect, punitive, special or consequential damages, or (ii) any amounts other than those that are satisfied out of the Reimbursement Fund. As provided in the Pledge Escrow Agreement, the Escrow Agent shall from time to time sell such amount of the Reimbursement Shares as necessary to pay such Shareholders' Representative's costs and expenses, to the extent required by this Article X.

          10.5 Access to Information.  The  Shareholders'  Representative  shall
               ---------------------
have reasonable access to information of and concerning any Claim and which is in the possession, custody or control of Aeroflex and the reasonable assistance of Aeroflex's officers and employees for purposes of performing the Shareholders' Representative's duties under this Agreement or the Escrow
Agreement and exercising its rights under this Agreement and the Escrow Agreement, including for the purpose of evaluating any Claim against the Escrow Shares by Aeroflex; provided that the Shareholders' Representative shall treat confidentially and not disclose any nonpublic information from or concerning any Claim to anyone (except to the Shareholders' Representative's attorneys, accountants and other advisers, to Shareholders, to any mediators or arbitrators appointed to resolve disputes pursuant to this Agreement or the Pledge Escrow Agreement, to or in connection with any litigation relating to a dispute pursuant to this Agreement or the Pledge Escrow Agreement, and on a need-to-know basis to other individuals who agree to keep such information confidential).

          10.6 Reasonable Reliance.  In the performance of his duties hereunder,
               -------------------
the Shareholders' Representative shall be entitled to rely upon any document or instrument reasonably believed by him to be genuine, accurate as to content and signed by any Shareholder or Aeroflex. The Shareholders' Representative may assume that any person purporting to give any notice in accordance with the provisions hereof has been duly authorized to do so.

          10.7  Attorney-in-Fact.
                ----------------

          (a) The Shareholders' Representative is hereby appointed and constituted the true and lawful attorney-in-fact of each Shareholder, with full power in his, her or its name and on his, her or its behalf to act according to the terms of this Agreement and the Pledge Escrow Agreement in the absolute discretion of the Shareholders' Representative; and in general to do all things and to perform all acts including, without limitation, executing and delivering this Agreement, the Pledge Escrow Agreement and any other agreements, certificates, receipts, instructions, notices or instruments contemplated by or deemed advisable in connection with this Agreement and the Escrow Agreement.

          (b) This power of attorney and all authority hereby conferred is granted and shall be irrevocable and shall not be terminated by any act of any Shareholder, by operation of law, whether by such Shareholder's death, disability protective supervision or any other event. Without limitation to the foregoing, this power of attorney is to ensure the performance of a special obligation and, accordingly, each Shareholder hereby renounces its, his or her right to renounce this power of attorney unilaterally any time before the end of the Escrow Period (as defined in the Pledge Escrow Agreement).

          (c) Each Shareholder hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the Shareholders' Representative taken in good faith under this Agreement.

          (d) Notwithstanding the power of attorney granted in this Article X, no agreement, instrument, acknowledgement or other act or document shall be ineffective by reason only of the Shareholders having signed or given such directly instead of the Shareholders' Representative.

          10.8 Liability. If the Shareholders' Representative is required by the
               ---------
terms of this Agreement or the Pledge Escrow Agreement to determine the occurrence of any event or contingency, the Shareholders' Representative shall, in making such determination, be liable to the Shareholders only for his proven gross negligence or willful misconduct as determined in light of all the circumstances, including the time and facilities available to him in the ordinary conduct of business. In determining the occurrence of any such event or contingency, the Shareholders' Representative may request from any of the Shareholders or any other person such reasonable additional evidence as the Shareholders' Representative in his sole discretion may deem necessary to determine any fact relating to the occurrence of such event or contingency, and may at any time inquire of and consult with others, including any of the Shareholders, and the Shareholders' Representative shall not be liable to any Shareholder for any damages resulting from his delay in acting hereunder pending his receipt and examination of additional evidence requested by him.

          10.9 Orders.  The Shareholders'  Representative is authorized,  in his
               ------
sole discretion, to comply with final, nonappealable orders or decisions issued or process entered by any court of competent jurisdiction or arbitrator with respect to the Escrow Fund. If any portion of the Escrow Fund is disbursed to the Shareholders' Representative and is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court or arbitration affecting such property or any part thereof, then and in any such event, the Shareholders' Representative is authorized, in his sole discretion, but in good faith, to rely upon and comply with any such order, writ, judgment or decree which he is advised by legal counsel selected by him is binding upon him without the need for appeal or other action; and if the Shareholders' Representative complies with any such order, writ, judgment or decree, he shall not be liable to any Shareholder or to any other Person by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

          10.10  Removal  or   Resignation  of   Shareholders'   Representative;
                 ---------------------------------------------------------------
Authority of Successor Shareholders' Representative.
---------------------------------------------------

          (a) Shareholders who in the aggregate hold at least a Majority in Interest in the Escrow Fund shall have the right at any time during the term of the Escrow Agreement to remove the then-acting Shareholders' Representative and to appoint a successor Shareholders' Representative; provided, however, that neither such removal of the then acting Shareholders' Representative nor such appointment of a successor Shareholders' Representative shall be effective until the delivery to the Escrow Agent of executed counterparts of a writing signed by each such Shareholder with respect to such removal and appointment, together with an acknowledgment signed by the successor Shareholders' Representative appointed in such writing that he or she accepts the responsibility of successor Shareholders' Representative and agrees to perform and be bound by all of the provisions of this Agreement applicable to the Shareholders' Representative. The removed Shareholders' Representative shall thereafter be discharged from any further duties and liability under this Agreement. The Escrow Agent shall give notice to the Shareholders promptly after such appointment describing the identity of the successor Shareholders' Representative.

          (b) The Shareholders' Representative may resign at any time upon giving at least thirty (30) days written notice to the other parties hereto and to the Shareholders; provided, however, that no such resignation shall become effective until the appointment of a successor Shareholders' Representative in accordance with this Section. Shareholders who in the aggregate hold at least a Majority in Interest in the Escrow Fund shall appoint a successor Shareholders' Representative and shall use their commercially reasonable efforts to make such appointment within thirty (30) days after receiving such notice. Such appointment of a successor Shareholders' Representative shall not be effective until the delivery to the Escrow Agent of executed counterparts of a writing signed by each such Shareholder with respect to such removal and appointment, together with an acknowledgment signed by the successor Shareholders' Representative appointed in such writing that he or she accepts the responsibility of successor Shareholders' Representative and agrees to perform and be bound by all of the provisions of this Agreement applicable to the Shareholders' Representative. The resigned Shareholders'

Representative shall thereafter be discharged from any further duties and liability under this Agreement. The Escrow Agent shall give notice to the Shareholders promptly after such appointment describing the identity of the successor Shareholders' Representative.

          (c) Each successor Shareholders' Representative shall have all of the power, authority, rights and privileges conferred by this Agreement upon the original Shareholders' Representative, and the term "Shareholders' Representative" as used herein and in the Escrow Agreement shall be deemed to include any interim or successor Shareholders' Representative.

          10.11  Expenses of  Shareholders'  Representative.  The  Shareholders'
                 ------------------------------------------
Representative shall be entitled to recover from the Shareholders reimbursement for out-of-pocket fees and expenses (including legal, accounting and other advisors' fees and expenses, if applicable) incurred by the Shareholders' Representative in performing under this Agreement and the Pledge Escrow Agreement. In connection therewith, the Shareholders' Representative shall be entitled to withdraw cash amounts held in the Reimbursement Fund in reimbursement for such fees and expenses as provided herein and in the Pledge Escrow Agreement. The Shareholders (i) shall have no claim or cause of action against, may not assert any claim against, and shall indemnify and hold harmless the Shareholders' Representative and each of its Affiliates and any of their respective partners, directors, officers, employees, agents, Shareholders, consultants, attorneys, accountants, advisors, brokers, representatives or controlling persons; and (ii) shall pay promptly upon request to the Shareholders' Representative, upon the exhaustion of the Reimbursement Fund promptly upon request, such Shareholder's pro rata share of any amounts paid by the Shareholders' Representative on behalf of the Shareholders and all costs and expenses (including legal, accounting and other advisors' fees and expenses, if applicable) incurred by the Shareholders' Representative in connection with the protection, defense or enforcement of any rights under this Agreement or the Escrow Agreement under no circumstances, shall the Shareholder's Representative be entitled to recover any out-of-pocket expenses or fees from the Escrow Fund. In connection with clause (ii) above, the Shareholders' Representative shall be entitled to recover from any distribution made to the Shareholders from the Escrow Fund from time to time the amount of any such unpaid fees and expenses.

          10.12  Irrevocable  Appointment.  The appointment of the Shareholders'
                 ------------------------
Representative hereunder is irrevocable and any action taken by the Shareholders' Representative pursuant to the authority granted in this Article X shall be effective and absolutely binding on each Shareholder thereof notwithstanding any contrary action of, or direction from, any Shareholder, except for actions taken by the Shareholders' Representative which are in bad faith.

          10.13 Aeroflex's  Reliance.  Aeroflex shall be entitled to rely on any
                --------------------
and all action taken by the Shareholders Representative, without any liability to, or obligation to inquire of, any Shareholder, even if Aeroflex or such party were aware of any actual or potential dispute among the Shareholders. Aeroflex shall not be obliged to inquire into the authority of the Shareholders'

Representative or the genuineness of his signature on any writing,  and Aeroflex
otherwise   shall  be  fully   protected  in  dealing  with  the   Shareholders'
Representative in all respects.

          10.14 Binding Appointment. The provisions of this Agreement, including
                -------------------
without limitation Article X hereof, shall be binding upon each Shareholder and the executors, heirs, legal representatives and successors of each Shareholder, and any references in this Agreement to a Shareholder or the Shareholders shall mean and include the successors to the Shareholders' rights hereunder, whether pursuant to testamentary disposition, the laws of descent and distribution or otherwise.

                                   ARTICLE XI
                        TERMINATION, AMENDMENT AND WAIVER

          11.1  Termination.  This Agreement may be terminated at any time prior
                -----------
to the Effective Time, whether before or after approval of the Merger by the shareholders of MCE:

          (a) by mutual written consent duly authorized by the Boards of Directors of Aeroflex and MCE;

          (b) by either MCE or Aeroflex if the Merger shall not have been consummated by October 31, 2003 ("Termination Date"); provided, however, that the right to terminate this Agreement under this Section 11.1(b) shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Merger to occur on or before such date and such action or failure to act constitutes a breach of this Agreement;

          (c) by either MCE or Aeroflex if a court of competent jurisdiction or Governmental Authority shall have issued an order, decree or ruling or taken any other action (an "Order"), in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger, which order, decree or ruling is final and nonappealable;

          (d) by MCE, if (i) the conditions set forth in Section 7.2(a) shall not have been fulfilled by Termination Date; or (ii) there shall have occurred on the part of Aeroflex or Acquisition a material breach or default of any covenant, agreement or condition or a representation regarding future performance, such that the conditions set forth in Section 7.2(a) would not be satisfied at the time of the breach or default, and Aeroflex and Acquisition shall not have cured such breach or default within fifteen (15) days after the sooner of notice to, or discovery by, Aeroflex or Acquisition of such breach or default.

          (e) by Aeroflex, if (i) the conditions set forth in Section 7.1(a) shall not have been fulfilled by the Termination Date, or (ii) there shall have occurred on the part of MCE a material breach or default of any covenant, agreement or condition or a representation regarding future performance such that the conditions set forth in Section 7.1(a) would not be satisfied at the time of such breach or default, and MCE shall not have cured such breach or default within fifteen (15) days after the sooner of notice to, or discovery by, MCE of such breach of default.

          (f) by either MCE or Aeroflex if the conditions set forth in Sections 7.1(b) or 7.2(b), respectively, are not satisfied; or

          (g) by Aeroflex, if by reason of either a breach of any representation or warranty made by MCE or the occurrence or non-occurrence of any event, condition, circumstance or otherwise, there shall have been a Material Adverse Effect on the Company since the date of this Agreement.

          (h) by MCE if by reason of either a breach of any representation or warranty made by Aeroflex or the occurrence or non-occurrence of any event, condition, circumstance or otherwise, there shall have been a Material Adverse Effect on Aeroflex since the date of this Agreement.

          (i) by MCE pursuant to an authorized Change in MCE Recommendation effected in accordance with, and as provided by, Section 6.1(d).

         11.2     Notice of Termination; Effect of Termination.
                  --------------------------------------------

          Any termination of this Agreement under Section 11.1 above will be effective immediately upon the delivery of written notice of the terminating party to the other parties hereto. In the event of the termination of this Agreement as provided in Section 11.1, this Agreement shall be of no further force or effect, except (i) as set forth in Section 6.1(d), Section 6.3(e) (expenses), Article IX (indemnification), this Section 11.2 and Article 12 (miscellaneous), each of which shall survive the termination of this Agreement, and (ii) nothing herein shall relieve any party from liability for any willful breach of this Agreement.

          11.3  Amendment.  Subject to  applicable  law,  this  Agreement may be
                ---------
amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of each of the parties hereto.

                                   ARTICLE XII
                                  MISCELLANEOUS

          12.1 Governing Law;  Jurisdiction  and Venue.  This Agreement shall be
               ---------------------------------------
governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof. For all actions and proceedings, the parties hereby irrevocably and unconditionally (i) consent to the personal jurisdiction of the United States District Court for the Eastern District of New York located in

Central Islip, New York, and to the designation of such action as a "Long Island Action," or if subject matter jurisdiction is lacking in such Court, to the jurisdiction of the Supreme Court of the State of New York for the County of Nassau; (ii) agree not to commence any action, suit or proceeding arising out of or relating to this Agreement except in such courts, (iii) agree that service of any process, summons, notice or document sent by U.S. certified mail, return receipt requested, or by nationally recognized overnight courier service to either Aeroflex or to the Shareholders' Representative on behalf of any one or more of the Shareholders, at their respective addresses herein provided, shall be legally effective and sufficient for all purposes; and (iv) waive any defense or objection to proceeding in such court, including those objections and defenses based on an alleged lack of personal jurisdiction, improper venue and forum non-conveniens.

         12.2     Waiver of Jury Trial.
                  --------------------

          In the event that any dispute shall arise between Aeroflex or Acquisition, on the one hand, and MCE or the Shareholders, on the other hand, and litigation ensues, WITH RESPECT TO ANY LITIGATION ARISING OUT OF THIS AGREEMENT OR ANY RELATED TRANSACTION, THE PARTIES EXPRESSLY WAIVE ANY RIGHT THEY MAY HAVE TO A JURY TRIAL AND AGREE THAT ANY SUCH LITIGATION SHALL BE TRIED BY A JUDGE WITHOUT A JURY.

         12.3     Severability.
                  ------------

          If any provision of this Agreement, and, in particular, if any provision of the covenant not to compete, shall be held or deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular case because it conflicts with any other provision or provisions hereof or any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatever. The invalidity of any one or more phrases, sentences, clauses, sections, or subsections of this Agreement shall not affect the remaining portions of this Agreement.

         12.4     Notices.
                  -------

          All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be validly given, made or served, if in writing and delivered personally or sent by certified mail (return receipt requested), postage prepaid, recognized national or international air courier or by facsimile transmission electronically confirmed:

         if to Aeroflex or Acquisition:

                  Aeroflex Incorporated
                  35 South Service Road
                  Plainview, New York 11803
                  Fax: (516) 694-4823
                  Attn.:  Michael Gorin, President

         with a copy to:

                  Kramer, Coleman, Wactlar & Lieberman, P.C.
                  100 Jericho Quadrangle
                  Jericho, New York 11753
                  Fax: (516) 822-4824
                  Attn.: Edward I. Kramer, Esq. and
                         Edward S. Wactlar, Esq.

         if to the Company:

                  MCE Technologies, Inc.
                  310 Dino Drive
                  Ann Arbor, MI 48103
                  Fax: (734) 426-1510
                  Attn: John L. Smucker, President


         with a copy to:

                  Dykema Gossett PLLC
                  400 Renaissance Center
                  Detroit, MI 48243
                  Fax: (313) 568-5374
                  Attn: J. Michael Bernard, Esq.

         if to the  Shareholders' Representative:

                  Michael J. Endres
                  c/o: Stonehenge Financial Holdings, Inc.
                  191 West Nationwide Boulevard, Suite 600
                  Columbus, Ohio 43215
                  Fax: (614) 246-2441

         with a copy to:

                  Dykema Gossett PLLC
                  400 Renaissance Center
                  Detroit, MI 48243
                  Fax: (313) 568-5374
                  Attn: J. Michael Bernard, Esq.

or, in each case, at such other address as may be specified in writing to the other parties.

         12.5   Waiver.
                ------

          Any party may waive compliance by another party with any of the provisions of this Agreement. No waiver of any provisions shall be construed as a waiver of any other provision or a future waiver of any provision hereof. Any waiver cannot be implied and must be in writing to be effective.

          12.6  Assignment.  No party may assign either this Agreement or any of
                ----------
its rights, interests or obligations hereunder without the written prior approval of the other parties.

         12.7   General Construction Principles.
                -------------------------------
          The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any information or matters contained in any Schedule annexed to this Agreement shall not be deemed to be referable or applicable to, or incorporated in, any other Section or Schedule unless specific reference is made thereto in such other Section or Schedule or where such reference is inadvertently omitted from a Schedule, such information or matter, by its very nature and substance, is reasonably referable or applicable to such other Schedule. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement may not be amended except by an instrument in writing duly executed and delivered on behalf of each of the parties hereto. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument. Other than the validity of the Merger, which shall be governed by the laws of the State of Michigan, this Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of New York, applicable to contracts made and to be performed in New York without regard to that State's conflict of laws principles.

          12.8 Third Parties.  Nothing in this  Agreement  shall be deemed to be
               -------------
for the benefit of, or enforceable by or on behalf of any party, including, without limitation, any employee or former employee of the Company, any dependent or beneficiary of any such employee, any labor union or other party or organization, any obligee, owner or holder of any obligation or liability, other than the parties to this Agreement and the Indemnified Parties.

          12.9  Confidentiality - Tax Matters.  Notwithstanding  anything to the
                -----------------------------
contrary in this Agreement or the Related Agreements, each of the parties hereto (and its employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the Merger and the other transactions contemplated herein and all materials of any kind (including opinions or other tax analyses) that are provided to any party relating to such tax treatment and tax structure; provided, however, that any such information is required to be kept confidential to the extent necessary to comply with any applicable federal or state securities laws.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


                           AEROFLEX INCORPORATED


                           By:     /s/Michael Gorin
                               -------------------------------------------------
                           Name:  Michael Gorin
                           Title:     President



                           MCE ACQUISITION CORPORATION


                           By:    /s/Michael Gorin
                               -------------------------------------------------
                           Name:  Michael Gorin
                           Title:    President



                           MCE TECHNOLOGIES, INC.



                           By:    /s/John L. Smucker
                               -------------------------------------------------
                           Name:    John L. Smucker
                           Title:    President



                           SHAREHOLDERS' REPRESENTATIVE

                                /s/Michael J. Endres
                           ------------------------------------
                           Name:  Michael J. Endres

EXHIBITS

         A        Intentionally omitted

         B        Form of Employee Confidential Information Agreement

         C        Intentionally omitted

         D-1      Form of Employment Agreement - John L. Smucker

         D-2      Form of Employment Agreement - Jon E. Carlson

         D-3      Form of Employment Agreement - Geoffrey D. Smith

         E        Intentionally omitted

         F        Form of Pledge Escrow Agreement